                            STOCKHOLDERS' AGREEMENT


                                    between



                     ENRON CAPITAL & TRADE RESOURCES CORP.,
                            a Delaware corporation,


                           MYSTERY ACQUISITION, INC.,
                            a Delaware corporation,


                                      and


                              ROBERT E. HENDERSON
                                RICHARD R. CLARK
                              MICHAEL W. STRICKLER
                                      and
                                  D. S. HUBER



                                 April 2, 1996

                               TABLE OF CONTENTS


       This Table of Contents is solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.
                                                                            Page

                  A.  MATTERS RELATING TO CORPORATE GOVERNANCE,
                        MANAGEMENT AND OPERATION OF NEWCO . . . . . . . . . .  1
       A.1.   CHARTER DOCUMENTS OF NEWCO AND SUBSIDIARIES   . . . . . . . . .  1
                     (a)    Certificate of Incorporation of Newco   . . . . .  1
                     (b)    Bylaws of Newco   . . . . . . . . . . . . . . . .  2
                     (c)    Indemnification and Director Quorum Provisions
                     in Charter Documents of Subsidiaries   . . . . . . . . .  2
                     (d)    Changes to Indemnification and Director Quorum
                     Provisions   . . . . . . . . . . . . . . . . . . . . . .  2
       A.2.   OFFICERS AND DIRECTORS OF NEWCO AT THE CLOSING TIME   . . . . .  3
       A.3.   BOARDS OF DIRECTORS OF NEWCO AND SUBSIDIARIES   . . . . . . . .  3
                     (a)    Election of Management Nominees Generally   . . .  3
                     (b)    Election of Replacement Directors   . . . . . . .  3
                     (c)    Removal of Directors  . . . . . . . . . . . . . .  3
                     (d)    Selection of Management Directors   . . . . . . .  3
                     (e)    Election of Other Directors   . . . . . . . . . .  4
                     (f)    Committees of the Board of Directors  . . . . . .  4
                     (g)    Election of Management Directors of Newco's
                     Subsidiaries   . . . . . . . . . . . . . . . . . . . . .  4
       A.4.   BUSINESS OPPORTUNITIES  . . . . . . . . . . . . . . . . . . . .  5
                     (a)    Enron Party   . . . . . . . . . . . . . . . . . .  5
                     (b)    Newco   . . . . . . . . . . . . . . . . . . . . .  5
                     (c)    Definition of Business Opportunity  . . . . . . .  5

                 B.  MATTERS RELATING TO CAPITALIZATION OF NEWCO  . . . . . .  5
       B.1.   STOCK OWNERSHIP   . . . . . . . . . . . . . . . . . . . . . . .  5
                     (a)    Stockholders at the Closing Time  . . . . . . . .  5
                     (b)    Designation of Certain Stock Purchasers   . . . .  5
                     (c)    Purchase of Stock   . . . . . . . . . . . . . . .  6
       B.2.   CERTAIN INDEBTEDNESS  . . . . . . . . . . . . . . . . . . . . .  7
       B.3.   PAYMENT OF EXPENSES   . . . . . . . . . . . . . . . . . . . . .  8
       B.4.   Indemnification of Management Stockholders Regarding Certain
              Tax Matters.  . . . . . . . . . . . . . . . . . . . . . . . . .  8
                     (a)    Indemnity   . . . . . . . . . . . . . . . . . . .  8
                     (ii)   Determination of Amounts.   . . . . . . . . . . .  8
                     (iii)  Timing of Payments.   . . . . . . . . . . . . . .  9
                     (b)    (i)    Tax Refunds.   . . . . . . . . . . . . . .  9
                     (ii)   Tax Benefits.   . . . . . . . . . . . . . . . . .  9
                     (iii)  Actually Realized.  . . . . . . . . . . . . . . .  9
                     (c)    Tax Reporting   . . . . . . . . . . . . . . . . .  9
                     (d)    (i)    Procedures Relating to Indemnification
                     of Tax Claims.   . . . . . . . . . . . . . . . . . . . . 10





                                      (i)

                     (ii)   Settlement.   . . . . . . . . . . . . . . . . . . 10
                     (iii)  Definition of Tax.  . . . . . . . . . . . . . . . 11

          C.  MATTERS RELATING TO CERTAIN EMPLOYMENT AGREEMENTS
                                  AND BENEFITS  . . . . . . . . . . . . . . . 11
       C.1.   AGREEMENTS WITH REPRESENTATIVES   . . . . . . . . . . . . . . . 11
                     (a)    Employment Agreements of Henderson, Clark and
                     Strickler  . . . . . . . . . . . . . . . . . . . . . . . 11
                     (b)    Consulting Agreement with Huber   . . . . . . . . 11
                     (c)    Representatives' Change in Control Agreements   . 11
       C.2.   AGREEMENTS WITH OTHER MANAGEMENT MEMBERS  . . . . . . . . . . . 11
                     (a)    Changes in Existing Employment Agreements and
                     Independent Consulting Agreements  . . . . . . . . . . . 11
                     (b)    Change in Control Agreements with Employees Not
                     Having Existing Agreements   . . . . . . . . . . . . . . 12
                     (c)    New Employment Agreements and Consulting Services
                     Agreements   . . . . . . . . . . . . . . . . . . . . . . 12
       C.3.   EMPLOYEE BENEFIT PLANS  . . . . . . . . . . . . . . . . . . . . 12
       C.4.   STOCK OPTIONS   . . . . . . . . . . . . . . . . . . . . . . . . 12
       C.5.   OVERRIDING ROYALTY INTERESTS  . . . . . . . . . . . . . . . . . 13

          D.  MATTERS RELATING TO ACQUISITION AND DISPOSITION OF SHARES . . . 13
       D.1.   COMPLIANCE WITH SECURITIES LAWS   . . . . . . . . . . . . . . . 13
                     (a)    Representations   . . . . . . . . . . . . . . . . 13
                     (b)    Agreements  . . . . . . . . . . . . . . . . . . . 14
                     (c)    Stock Certificates.   . . . . . . . . . . . . . . 14
       D.2.    PREEMPTIVE RIGHTS TO ACQUIRE ADDITIONAL SECURITIES   . . . . . 14
                     (a)    Offer to Certain Stockholders   . . . . . . . . . 14
                     (b)    Responses to Offer  . . . . . . . . . . . . . . . 15
                     (c)    Issuance of Unaccepted Securities   . . . . . . . 15
                     (d)    Exceptions  . . . . . . . . . . . . . . . . . . . 15
       D.3.   TRANSFERABILITY OF COMMON STOCK   . . . . . . . . . . . . . . . 15
                     (a)    Transferability by Non-Management Stockholders  . 15
                     (b)    Transferability by Management Stockholders  . . . 15
       D.4.   REGISTRATION RIGHTS   . . . . . . . . . . . . . . . . . . . . . 15
                     (a)    Demand Registration Rights of the Enron Party   . 16
                     (b)    Piggy-Back Registration Rights of the Enron
                     Party and the Management Stockholders  . . . . . . . . . 16
                     (c)    Special Demand Registration Right of the Enron
                     Party  . . . . . . . . . . . . . . . . . . . . . . . . . 17
                     (d)    Registration Responsibilities of Newco  . . . . . 18
                     (e)    Indemnification by Newco  . . . . . . . . . . . . 20
                     (f)    Indemnification by Selling Persons  . . . . . . . 21
                     (g)    Procedures for Indemnification  . . . . . . . . . 21
                     (h)    Newco Indemnification of Underwriters   . . . . . 21
                     (i)    Transferability of Registered Shares  . . . . . . 22
       D.5.   AGREEMENT TO APPLY TO TRANSFERRED AND NEWLY ISSUED SHARES   . . 22
       D.6.   POWER OF ATTORNEY   . . . . . . . . . . . . . . . . . . . . . . 22





                                      (ii)

               E.  GENERAL MATTERS RELATING TO THIS AGREEMENT . . . . . . . . 22
       E.1.   AMENDMENT   . . . . . . . . . . . . . . . . . . . . . . . . . . 22
       E.2.   WAIVER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
       E.3.   INCLUSIVENESS   . . . . . . . . . . . . . . . . . . . . . . . . 23
       E.4.   NOTICES   . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
       E.5.   ASSIGNABILITY AND BINDING EFFECT  . . . . . . . . . . . . . . . 23
       E.6.   NO THIRD PARTY BENEFICIARIES  . . . . . . . . . . . . . . . . . 24
       E.7.   SEVERABILITY  . . . . . . . . . . . . . . . . . . . . . . . . . 24
       E.8.   HEADINGS  . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
       E.9.   COUNTERPARTS  . . . . . . . . . . . . . . . . . . . . . . . . . 24
       E.10.  GOVERNING LAW   . . . . . . . . . . . . . . . . . . . . . . . . 24
       E.11.  TERMINATION   . . . . . . . . . . . . . . . . . . . . . . . . . 24
       E.12.  AGREEMENT OF SPOUSES  . . . . . . . . . . . . . . . . . . . . . 25
       E.13.  ARBITRATION   . . . . . . . . . . . . . . . . . . . . . . . . . 25
                     (a)    Conduct of Arbitration  . . . . . . . . . . . . . 25
                     (b)    Injunctive Relief   . . . . . . . . . . . . . . . 26
                     (c)    Payment of Expenses   . . . . . . . . . . . . . . 26
       E.14.  INDEMNIFICATION OF OFFICERS AND DIRECTORS   . . . . . . . . . . 26





                                     (iii)

                              INDEX TO DEFINITIONS


       This Index to Definitions is solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

Terms Defined in This Agreement                                    Where Defined
-------------------------------                                    -------------
AAA   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   E.13
Accredited offeree  . . . . . . . . . . . . . . . . . . . . . . . . . .   D.2(a)
Actually realized . . . . . . . . . . . . . . . . . . . . . . . . . . . . B.4(b)
Addendum Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . .   B.1(b)
Agreement   . . . . . . . . . . . . . . . . . . . . . . . . . .   [Introduction]
Business opportunity  . . . . . . . . . . . . . . . . . . . . . . . . .   A.4(c)
Capital stock equivalents   . . . . . . . . . . . . . . . . . . . . . .   D.2(a)
Clark   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   [Introduction]
Closing Time  . . . . . . . . . . . . . . . . . . . . . . . . . . .   [Recitals]
Code  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B.4(a)
Commission  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   D.4(d)
Common Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A.2
Delaware Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   A.1(a)
Disposition   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   D.1(a)
Disputing Parties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . E.13
ECT   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   [Introduction]
ECT Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B.1(c)
Enron   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   A.4(a)
Enron Directors   . . . . . . . . . . . . . . . . . . . . . . . . . . .   A.3(e)
Enron Party   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   A.3(e)
Hardy   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   [Recitals]
Henderson   . . . . . . . . . . . . . . . . . . . . . . . . . .   [Introduction]
Huber   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   [Introduction]
Indemnified Management Stockholder  . . . . . . . . . . . . . . . . . . . B.4(a)
Initial Management Directors  . . . . . . . . . . . . . . . . . . . . .   A.3(d)
Initial Public Offering   . . . . . . . . . . . . . . . . . . . . . . .   D.2(d)
Issuance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   D.2(a)
Management Stockholders   . . . . . . . . . . . . . . . . . . . . . . .   A.3(a)
Management Directors  . . . . . . . . . . . . . . . . . . . . . . . . .   A.3(a)
Newco   . . . . . . . . . . . . . . . . . . . . . . . . . . . .   [Introduction]
Other Common Stock  . . . . . . . . . . . . . . . . . . . . . . . . . .   D.4(b)
Other Management Stockholders   . . . . . . . . . . . . . . . . . . . .   B.1(b)
Parent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A.1(c)
PLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . [Recitals]
Registration Expenses   . . . . . . . . . . . . . . . . . . . . . . . .   D.4(d)
Relevant Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . B.4(a)
Representatives   . . . . . . . . . . . . . . . . . . . . . . . . .   [Recitals]
Restated Certificate of Incorporation   . . . . . . . . . . . . . . . .   A.1(a)
Securities Act    . . . . . . . . . . . . . . . . . . . . . . . . . . . . D.4(a)
Selling Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . .   D.4(d)
Stockholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A.2





                                      (iv)

Stock Option Plan   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  C.4
Stock Purchase Agreement  . . . . . . . . . . . . . . . . . . . . .   [Recitals]
Strickler   . . . . . . . . . . . . . . . . . . . . . . . . . .   [Introduction]
Subsidiary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A.1(c)
Tax . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B.4(a), B.4(d)
Tax Benefit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B.4(b)
Tax Claim . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B.4(d)
Tax Refund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B.4(b)
30% Stockholder . . . . . . . . . . . . . . . . . . . . . . . . . . . . . D.4(c)





                                      (v)

                               INDEX TO EXHIBITS


       This Index to Exhibits is solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

Exhibit Name         Exhibit Description                                                                Where Referred To
------------         -------------------                                                                -----------------
EXHIBIT 1     --     Form of Certificate of Incorporation   . . . . . . . . . . . . . . . . . . Sections  A.1(a), A.1(c),
                       of Newco   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A.1(d)
EXHIBIT 2     --     Form of Bylaws of Newco    . . . . . . . . . . . . . . . . . . . . . . . . Sections  A.1(b), A.1(c),
                              . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A.1(d)
EXHIBIT 3     --     List of Officers of Newco  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Section  A.2
EXHIBIT 4     --     Form of notice of election to purchase
                       shares of Newco  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section  B.1(b)
EXHIBIT 5     --     Form of Addendum Agreement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . Section  B.1(b)
EXHIBIT 6     --     Terms of Bridge Loan   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Section  B.2
EXHIBIT 7     --     New provisions for employment and  . . . . . . . . . . . . . . . . . . . .  Sections  C.1(a), C.1(b)
                       consulting agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . C.2(a), C.2(c),
                              . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . C.5
EXHIBIT 8     --     Employee benefit plans to be continued   . . . . . . . . . . . . . . . . . . . . . . .  Section  C.3
EXHIBIT 9     --     Form of Stock Option Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Section  C.4
EXHIBIT 10    --     Form of Nonstatutory Stock Option
                       Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Section  C.4
EXHIBIT 11    --     Form of Incentive Stock Option
                       Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Section  C.4





                                      (vi)

                            STOCKHOLDERS' AGREEMENT


       THIS STOCKHOLDERS' AGREEMENT dated April 2, 1996 (this "Agreement"), among ENRON CAPITAL & TRADE RESOURCES CORP., a Delaware corporation ("ECT"), ROBERT E. HENDERSON ("Henderson"), RICHARD R. CLARK ("Clark"), MICHAEL W. STRICKLER ("Strickler"), D. S. HUBER ("Huber"), and MYSTERY ACQUISITION, INC., a Delaware corporation ("Newco").

       WHEREAS, ECT and HARDY OIL & GAS PLC, a company incorporated in England as a public limited company ("PLC"), have entered into, or concurrently with the execution and delivery of this Agreement are entering into, a letter of understanding pursuant to which ECT, Newco, PLC and HARDY HOLDINGS INC., a Delaware corporation, will enter into a stock purchase agreement (the "Stock Purchase Agreement") under which Newco will purchase all of the outstanding stock of HARDY OIL & GAS USA INC., a Delaware corporation ("Hardy"); and

       WHEREAS, ECT has formed and organized Newco and is currently the sole stockholder of Newco; and

       WHEREAS, Henderson, Clark, Strickler and Huber (together, the "Representatives"), ECT and Newco wish to provide for certain obligations and rights with respect to each of them regarding the capitalization of Newco and certain obligations, rights and restrictions with respect to each of them from and after the time of closing of the purchase of stock pursuant to the Stock Purchase Agreement (the "Closing Time");

       NOW, THEREFORE, in consideration of the premises and the agreements contained in this Agreement and subject to the conditions set forth in this Agreement, the parties agree as follows:


                 A.  MATTERS RELATING TO CORPORATE GOVERNANCE,
                       MANAGEMENT AND OPERATION OF NEWCO


A.1.   CHARTER DOCUMENTS OF NEWCO AND SUBSIDIARIES.

       (a) Certificate of Incorporation of Newco. Before the Closing Time, ECT, as the sole stockholder of Newco, shall adopt the amended and restated certificate of incorporation of Newco (the "Restated Certificate of Incorporation") in substantially the form attached to this Agreement as EXHIBIT 1, and shall take all actions necessary to cause the Restated Certificate of Incorporation to be filed with the Secretary of State of the State of Delaware in accordance with the General Corporation Law of the State of Delaware (the "Delaware Law"). Before the Closing Time, ECT shall not further amend the Restated Certificate of Incorporation without the written consent of the Representatives. From and after the Closing Time, the restated certificate of incorporation of Newco shall be the Restated Certificate of Incorporation so filed with the Secretary of State of the State of Delaware until further amended in accordance with the Delaware law.

       (b) Bylaws of Newco. Before the Closing Time, ECT, as the sole stockholder of Newco, shall adopt, or shall cause the board of directors of Newco to adopt, the bylaws of Newco in substantially the form attached to this Agreement as EXHIBIT 2. Before the Closing Time, ECT shall not further amend those bylaws without the written consent of the Representatives. From and after the Closing Time, the bylaws so adopted shall be the bylaws of Newco until amended in accordance with the Delaware Law, the provisions of Newco's certificate of incorporation and the provisions of those bylaws.

       (c) Indemnification and Director Quorum Provisions in Charter Documents of Subsidiaries. Immediately after the Closing Time, the parties to this Agreement will take all actions necessary to amend the certificate of incorporation and the bylaws of Hardy to the extent necessary to cause the provisions of new Sections X.4, X.5, X.6 and X.7 of EXHIBIT 1 (relating to indemnification of certain persons) and Sections III.2 and IV.2 of EXHIBIT 2 (relating to the requirements for a quorum of a meeting of the board of directors and committees) to be included in the certificate of incorporation and the bylaws of Hardy and to otherwise refer to this Agreement as appropriate. Upon the formation or acquisition of any new direct or indirect subsidiary of Hardy or Newco, the parties to this Agreement will take all actions necessary to amend or adopt the certificate of incorporation (or analogous document) and the bylaws (or analogous document) of the new subsidiary so that the above-described indemnification and quorum provisions are included in the new subsidiary's certificate of incorporation (or analogous document) and bylaws (or analogous document) and so that this Agreement is referred to therein as appropriate. For purposes of this Agreement a "subsidiary" shall mean, with respect to any person (the "parent"), (i) any corporation, association, joint venture, partnership or other business entity of which securities or other ownership interests representing more than 50% of the ordinary voting power or beneficial interest are, at the time as of which any determination is being made, owned or controlled by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent and (ii) any joint venture or partnership of which the parent or any subsidiary of the parent is a general partner or has responsibility for its management (provided, however, that the term "subsidiary" shall not include joint operating agreements).

       (d) Changes to Indemnification and Director Quorum Provisions. The indemnification and director quorum provisions described in subparagraph (c) above and contained in the certificate of incorporation (or analogous document) or the bylaws (or analogous document) of Newco, Hardy or any direct or indirect subsidiary of Newco or Hardy (i.e., those amendments related thereto described in EXHIBIT 1 and EXHIBIT 2 and analogous provisions in the documents of any subsidiary) shall not be amended without the written consent of a majority of the Management Directors (as defined in Section A.3 of this Agreement). The amendments to new Articles VII, X and XI of Newco's certificate of incorporation reflected in EXHIBIT 1 and to Articles III, IV, VII and VIII of Newco's bylaws reflected in EXHIBIT 2 (and analogous provisions in the documents of any subsidiary) shall not be amended without the written consent of a majority of the Management Directors.

A.2. OFFICERS AND DIRECTORS OF NEWCO AT THE CLOSING TIME. The officers of Newco at the Closing Time shall be the persons designated as officers on
EXHIBIT 3 to this Agreement. The parties purchasing shares of common stock, $.01 par value, of Newco (the "Common Stock") pursuant to Section B.1 of this Agreement before the Closing Time (together, the "Stockholders"), as the holders of all issued and outstanding shares of Newco immediately before the Closing Time, shall take all necessary actions to effect the election of a new board of directors of Newco in accordance with the provisions of Section A.3 of this Agreement, including without limitation the execution of a unanimous written consent to that election, and shall take all such actions, or cause the directors of Newco to take such actions, as may be necessary to elect the officers designated on EXHIBIT 3.

A.3.   BOARDS OF DIRECTORS OF NEWCO AND SUBSIDIARIES.

       (a) Election of Management Nominees Generally. Membership on the board of directors of Newco shall at all times include at least three nominees of the group consisting of the Representatives and the Other Management Stockholders as defined in Section B.1 of this Agreement (together, the "Management Stockholders"), subject to the provisions of clause (d)(iv) of this Section A.3. At any annual or special election of a new board of directors, the Management Stockholders shall nominate three individuals to serve as directors of Newco (the "Management Directors"), to be selected by the Management Stockholders in accordance with subsection (d) of this Section A.3. Each Stockholder shall vote all of its or his shares of voting stock issued by Newco in favor of the nominees so nominated.

       (b) Election of Replacement Directors. If any Management Director shall cease to serve as a director as a result of his resignation, removal, death or incapacity, then the vacancy created by that director's absence shall be filled by an individual selected by the Management Stockholders in accordance with subsection (d) of this Section A.3. Each Stockholder shall vote all of its or his shares of voting stock issued by Newco in favor of the nominees so nominated.

       (c) Removal of Directors. The removal from office as a director of any Management Director shall, in addition to any other requirement by Newco's certificate of incorporation or bylaws, require the approval of two of the Management Directors.

       (d) Selection of Management Directors. The persons who shall constitute the nominees for Management Directors shall be determined as follows:

              (i) The initial Management Directors shall be Henderson, Clark and Strickler ("Initial Management Directors");

              (ii) As long as each Initial Management Director is an employee of Newco, Hardy or a direct or indirect subsidiary of Newco or Hardy, is willing to serve as a director of Newco and is able to serve as a director of Newco, he shall be named as a nominee for election as a Management Director;

              (iii) If any Initial Management Director (or his successor selected in accordance with this subsection (d)) shall cease to serve as a director as a result of his resignation, removal, death or incapacity or because he no longer meets the requirements of subparagraph (ii) above, then his directorship shall be filled by the then-highest ranking executive officer of Newco who is not then serving as a director of Newco; provided, however, if as a result of such selection there would then be no Management Director who was or became a Stockholder at the Closing Time, then instead the vacant directorship (and each successor) shall be filled by the then-highest ranking executive officer of Newco who is not then serving as a director and who was or became a Stockholder at the Closing Time, and if there is no such person, then the vacant directorship (and each successor) shall be filled by a person who is then the holder of the highest number of shares of Common Stock and who became a Stockholder at the Closing Time and is not currently serving as a director of Newco; any such replacement (or his successor) shall serve as long as he is willing to serve as a director of Newco and is able to serve as a director of Newco;

              (iv) If any directorship to be held by a Management Director cannot be filled as described above for any reason, then the provisions of subparagraphs (a), (b) and (c) this Section A.3 shall no longer apply to that directorship, which shall be filled by a person nominated and elected in accordance with law and the provisions of Newco's bylaws.

       (e) Election of Other Directors. At any annual or special election of directors and except with respect to the Management Directors, each Stockholder shall vote all of its or his shares of voting stock issued by Newco in favor of nominees (the "Enron Directors") named by ECT or its assignee permitted by Section 5 of this Agreement (the "Enron Party"). If any Enron Director shall cease to serve as a director as a result of his resignation, removal, death or incapacity, then each Stockholder shall vote all of its or his shares of voting stock issued by Newco in favor of a replacement nominee named by the Enron Party.

       (f) Committees of the Board of Directors. If any executive committee (or committee having similar functions) of the board of directors of Newco is appointed, at least two members of that committee shall be Management Directors. If any compensation committee (or committee having similar functions) of the board of directors of Newco is appointed, at least one member of that committee shall be a Management Director. At least one member of the committee appointed pursuant to the stock option plan described in Section C.4 of this Agreement shall be a person who is a Management Director. No Management Director shall be appointed to any audit committee of the board of directors of Newco.

       (g) Election of Management Directors of Newco's Subsidiaries. The provisions of this Section A.3 regarding the nomination, election, replacement and removal of the Management Directors shall apply with respect to each direct and indirect subsidiary of Newco, it being intended that the Management Stockholders shall have the same representation on the boards of directors of each such subsidiary as they have on the board of directors of Newco. The provisions of this Section A.3 regarding the appointment of Management Directors on committees of the board of directors of Newco shall apply with respect to each direct and indirect subsidiary of Newco, it being intended that the Management Stockholders shall have the same representation on committees of the boards of directors of each such subsidiary as they have on the board of directors of Newco.

A.4.   BUSINESS OPPORTUNITIES.

       (a) Enron Party. Neither Enron Corp., a Delaware corporation ("Enron") nor any affiliate of Enron shall have any obligation to bring, or otherwise share, any business opportunities with Newco or its subsidiaries. Enron and its affiliates may compete directly with Newco or its subsidiaries. Newco and each Stockholder acknowledge that, agree to, and waive any right to complain as a result of the fact that, ECT and its affiliates will, among other things, (i) continue to engage in oil and gas exploration and development in competition with Newco and Hardy, (ii) will continue to engage in oil and gas marketing activities, (iii) will continue to engage in financing other entities or in furnishing services in connection therewith (including financing of or services in connection with business opportunities pursued by others in competition with Newco and Hardy), and (iv) may acquire other entities engaged in oil and gas exploration and production that will compete with Newco and Hardy.

       (b) Newco. Neither Newco nor any of its subsidiaries shall have any obligation to bring, or otherwise share, any business opportunities with ECT, Enron or any affiliate of ECT or Enron. Newco and its subsidiaries may compete directly with ECT, Enron and their affiliates. ECT and each Stockholder acknowledge that, agree to, and waive any right to complain as a result of the fact that, Newco and Hardy may, among other things, engage in oil and gas exploration and development in competition with Enron, ECT and their affiliates.

       (c) Definition of Business Opportunity. For purposes of this Section A.4, a "business opportunity" means any opportunity for a person (i) to enter into any transaction pursuant to which the person would acquire (whether by purchase, lease or other transaction), own, invest in, finance, lend funds to, contribute capital to, manage, operate or otherwise participate in any person, assets or transaction, or (ii) to act as a broker, finder, financial adviser or investment banker with respect to any such transaction by any other person.


                B.  MATTERS RELATING TO CAPITALIZATION OF NEWCO


B.1.   STOCK OWNERSHIP.

       (a) Stockholders at the Closing Time. Immediately before the Closing Time, the sole stockholders of Newco shall be the Enron Party, assignees, if any, of ECT under Section E.5 of this Agreement, the Representatives and the Other Management Stockholders (as such term is defined in subparagraph (b) below). If ECT is not the Enron Party, then before the Closing Time, ECT shall cause its shares of stock of Newco currently held by ECT to be canceled or to be transferred to the Enron Party.

       (b) Designation of Certain Stock Purchasers. As soon as practicable after the execution and delivery of this Agreement, the group of employees (other than the

Representatives) who have change in control agreements with Hardy (the "Other Management Stockholders") will be offered the right to purchase up to 23,575 shares of Common Stock. Each such employee may purchase a proportion of such 23,575 shares equal to the proportion of the payment such employee would individually receive under such change in control agreement to the total payments that would be made to all such employees under such agreements, with shares not purchased by employees who do not elect to terminate their change in control agreements and shares not purchased by employees who do not fully purchase their allocable shares not being reoffered unless ECT otherwise agrees. Only employees who agree to terminate their change in control agreements with Hardy pursuant to Section C.2 of this Agreement and who have either amended their existing employment agreement with Hardy or entered into new employment agreements with Hardy pursuant to Section of this Agreement may purchase shares. A person may become an Other Management Stockholder only if, at least five days before the Closing Time, that person has executed and delivered to ECT and to Henderson (i) written notice of his election to purchase shares of the Common Stock pursuant to this Section B.1 in the form attached to this Agreement as EXHIBIT 4 and (ii) unless the Other Management Stockholder is a Representative, an addendum agreement ("Addendum Agreement") in the form attached to this Agreement as EXHIBIT 5. Newco, on its own behalf and on behalf of the other Stockholders pursuant to the power of attorney granted in Section D.6 of this Agreement, shall execute and deliver all Addendum Agreements so delivered by the Other Management Stockholders.

       (c) Purchase of Stock. Before the Closing Time, each person named below shall purchase from Newco, and Newco shall issue and sell to each such person, the number of shares of Common Stock set forth below for a purchase price of $100 per share.

 Name of Stockholder                                    Number of Shares
 -------------------                                    ----------------
 Enron Party                                a minimum of 855,000 and a maximum of
                                            1,045,000 (such number to be
                                            determined by the Enron Party), less
                                            the number of shares purchased by the
                                            Other Management Stockholders
 Henderson                                  5,400

 Clark                                      3,795
 Strickler                                  3,435
 Huber                                      3,795
 Other Management Stockholders              Up to an aggregate of 23,575 as
 (individually, and not as a group)         determined pursuant to this
                                            Section B.1

The purchase price for the shares to be purchased by the Enron Party shall be paid in cash. The parties to this Agreement recognize that ECT Securities Corp., a Delaware corporation ("ECT Securities"), is acting as the placement agent in connection with the

Enron Party's purchase of shares of the Common Stock, and in such capacity is entitled to a fee of 3% of the total purchase price of those shares. The purchase price for the shares to be purchased by the Management Stockholders shall be payable, at the option of each Management Stockholder, in cash or by means of an assignment by the Management Stockholder to Newco of overriding royalty interests held by the Management Stockholder under the terms of Article 9 of the employment agreement or Article 7 of the consulting services agreement between Hardy and the Management Stockholder, having a value (as defined below) equal to the purchase price of the shares of Common Stock. Which overriding royalty interests are to be assigned to Newco by a particular Management Stockholder shall be determined by the Management Stockholder but must consist of overriding royalty interests acceptable to ECT; for purposes of this Agreement, any overriding royalty interests in the following areas (or any combination thereof) shall be deemed to be acceptable to ECT, although other fields may be acceptable to ECT, at ECT's sole discretion:

                               Brazos Block A-105
                            Matagorda Blocks 683/703
                             Garden Banks Block 240
                              High Island Block 45
                             Green Canyon Block 136
                                Brazos Block 375

For purposes of this Agreement, the value of the overriding royalty interests to be so assigned will be determined and calculated in accordance with the following formula:

       100% of the value of the overriding royalty interest using the March 31, 1996, Ryder Scott Report, with volumes and costs adjusted to the last day of the month preceding the Closing Time; no price or cost escalation; flat pricing based on the average 12-month forward NYMEX closing price for natural gas (Henry Hub -- $/MMBTU) and crude oil (WTI -- $/bbl) as of the last trading day of the calendar month preceding the Closing Time, adjusted for basis differential, transportation, gravity, quality and BTU factor and other price adjustments per the Ryder Scott Report on a property-by-property basis, category risking as follows:
       PDP -- 100% of PV10, PDBP -- 100% of PV10, PUD -- 100% of PV20 and
       Probables -- 50% of PV10.

Such assignment shall contain a warranty of title against claims and encumbrances created by, through or under the Management Stockholder, but not otherwise, shall be otherwise in form satisfactory to Newco and the Enron Party, and shall be executed by the Management Stockholder and (if necessary to transfer title to the overriding royalty interests) his spouse.


B.2. CERTAIN INDEBTEDNESS. Before the Closing Time, the Enron Party will arrange for bridge loan financing of Newco or Hardy on the terms described in
EXHIBIT 6 to this Agreement. The principal amount of the bridge loan will be at least an amount equal to the difference between (a) the cash purchase price described in the Stock Purchase Agreement and (b) the difference between (i) the amount paid by the Enron Party for its shares of Common Stock pursuant to Section B.1 of this Agreement and (ii) the amount paid by the Management Stockholders for their shares of Common Stock pursuant to Section B.1 of this Agreement. At the Closing Time, Newco shall pay ECT Securities a fee of 1 1/2% of the total principal amount of the bridge loan financing and such other fees as specified on EXHIBIT 6. The placement agent and financial advisor for any refinancing or substitution of the bridge loan financing described in this Section B.2 shall be ECT Securities. In connection with any such refinancing or substitution, Newco shall pay ECT Securities a fee of 2 1/2% of the total principal amount of the refinancing or substitution loan if ECT Securities is the sole placement agent or financial advisor and otherwise shall pay such fees that are commercially reasonable and typical for a transaction of the nature of the refinancing or substitution of the bridge loan financing. However, the obligations described in the preceding two sentences shall only apply to one refinancing or substitution of the bridge loan financing.

B.3. PAYMENT OF EXPENSES. In addition to the fees described in Section B.2 of this Agreement, if the transactions described in the Stock Purchase Agreement shall be consummated, Newco shall, as promptly as practical thereafter, pay or reimburse the Enron Party and the Management Stockholders for all reasonable fees and expenses of third parties incurred by them in connection with the Stock Purchase Agreement, this Agreement and the bridge loan financing described in Section B.2 of this Agreement (and the transactions contemplated thereby) and not paid or otherwise reimbursed by another party.
If the transactions described in the Stock Purchase Agreement are not consummated, then each party to this Agreement shall be responsible for paying its or his own fees and expenses incurred in connection with the Stock Purchase Agreement, this Agreement and the bridge loan financing.

B.4.   INDEMNIFICATION OF MANAGEMENT STOCKHOLDERS REGARDING CERTAIN TAX
       MATTERS.

       (a) Indemnity. (i) Newco shall indemnify, protect, save and hold harmless, on a fully grossed-up, after tax basis, the Management Stockholders (each an "Indemnified Management Stockholder") from and against any and all federal, state and local income taxes, together with any interest thereon, any penalties, additions to tax, fines and additional amounts with respect thereto and any interest in respect of such penalties, additions to tax, fines or additional amounts (each, a "Tax" and collectively, "Taxes") imposed on him or her and caused by or resulting from the failure of the transactions described in Section B.1(c) of this Agreement (the "Relevant Transactions") to qualify for any reason as a tax-free exchange under Section 351 of the Internal Revenue Code of 1986, as amended (the "Code").

       (ii) Determination of Amounts. The amount of Taxes for which indemnification is provided under this Section B.4(a)(i): (A) shall be determined on a marginal basis, by comparing the amount of Taxes that the Indemnified Management Stockholder would have paid if the Relevant Transactions had qualified as a Tax-free exchange under Section 351 of the Code and the amount of Taxes that such Indemnified Management Stockholder actually pays; and
(B) shall be increased to take account of any net Tax cost incurred by the Indemnified Stockholder arising from the receipt, payment or accrual of indemnity payments hereunder. In computing the amount of any such Tax cost, the Indemnified Management Stockholder shall be deemed to recognize all other items of income, gain, loss, deduction or credit before recognizing any item arising from the receipt or accrual of any indemnity payment hereunder.

       (iii) Timing of Payments. Newco shall make indemnity payments under this Section B.4 to the relevant Indemnified Management Stockholder five days prior to the date on which the Indemnified Management Stockholder is required to pay the relevant Tax to the relevant taxing authority, but in no case earlier than 20 days after the date the relevant Indemnified Management Stockholder notifies Newco in writing that such Tax is due and the amount thereof.

       (b)    (i)    Tax Refunds.  If a refund, credit or other offset to Tax
(a "Tax Refund") of any Taxes for which an Indemnified Management Stockholder has been indemnified by Newco pursuant to Section B.4(a) is actually realized by such Indemnified Management Stockholder, such Indemnified Management Stockholder shall pay over to Newco the amount of such Tax Refund (together with interest received from the relevant taxing authority with respect thereto) no later than five days after such Tax Refund is actually realized by such Indemnified Management Stockholder.

       (ii) Tax Benefits. If the amount of Taxes payable by an Indemnified Management Stockholder (or transferee of such Indemnified Management Stockholder) with respect to a subsequent transaction or with respect to a subsequent taxable period is less than the amount of Taxes such Indemnified Management Stockholder (or transferee) would have paid absent the Relevant Transactions as a result of a step-up in tax basis in the shares of Common Stock resulting from the Relevant Transactions failing to qualify as a tax-free exchange under Section 351 of the Code (such reduction in Taxes payable, a "Tax Benefit"), then such Indemnified Management Stockholder shall pay (or cause such transferee to pay) to Newco the amount of such Tax Benefit no later than five days after the date such Tax Benefit is actually realized by such Indemnified Management Stockholder (or transferee, as the case may be).

       (iii) Actually Realized. For purposes of this subsection B.4(b), an Indemnified Management Stockholder shall be deemed to have "actually realized" a Tax Refund, and an Indemnified Management Stockholder (or a transferee of an Indemnified Management Stockholder, as the case may be), shall be deemed to have actually realized" a Tax Benefit, at the earlier of (i) the time such Tax Refund or Tax Benefit is realized by such Indemnified Management Stockholder (or transferee, as the case may be) in the form of a payment from the relevant taxing authority or (ii) the time the Indemnified Management Stockholder (or transferee, as the case may be) files a Tax return reflecting, or makes a payment of, Taxes in an amount that is less than the amount of Taxes that would have been payable by such Indemnified Management Stockholder (or transferee, as the case may be).

       (c) Tax Reporting. Except as otherwise provided in subsection B.4(d) with respect to the resolution of a Tax Claim (as defined in subsection B.4(d)) in accordance with the procedures set forth therein, the parties jointly and severally agree and acknowledge that the Relevant Transactions are intended to qualify as a tax-free exchange under Section 351 of the Code, and shall not take any position before any taxing authority that is inconsistent with such position.

       (d)    (i)    Procedures Relating to Indemnification of Tax Claims.  If
any taxing authority shall notify a party hereto that it is making a claim which, if successful, might result in an indemnity payment by Newco to an Indemnified Management Stockholder pursuant to subsection B.4(a) (a "Tax Claim"), then such party shall give notice to Newco (or, if such party is Newco, Newco shall give notice to each Management Stockholder) in writing of such Tax Claim within five days of becoming aware of the existence of such Tax Claim. Newco shall thereafter control at its sole risk and expense all proceedings and may make all decisions taken in connection with such Tax Claim (including selection of counsel and settlement thereof) and, without limiting the foregoing, may in its sole discretion and at its sole risk and expense pursue or forego any and all administrative appeals, proceedings, hearings and conferences with any taxing authority with respect thereto, and may, in its sole discretion, either pay the Tax claimed on behalf of the relevant Indemnified Management Stockholder and sue for a refund where applicable law permits such refund suits or contest or settle such Tax Claim in any other permissible manner; provided, however, that (i) Newco shall not have the authority to extend the statute of limitations with respect to any Tax without the relevant Indemnified Management Stockholder's consent (which consent shall not be unreasonably withheld) and (ii) Newco's control of any contest or proceeding shall be limited to issues with respect to the Tax Claim and the relevant Indemnified Management Stockholder shall be entitled to settle or contest, in his or her sole and absolute discretion, any other issue raised by the Internal Revenue Service or any other taxing authority. If Newco elects to pay the relevant Tax on behalf of an Indemnified Management Stockholder and sue for a refund, Newco shall indemnify and hold harmless the Indemnified Management Stockholder (on a fully grossed-up, after-tax basis, determined in a manner analogous to that described in subsection B.4(a)) for any "taxes" (as defined in subsection B.4(d)(iii)) arising from such payment on such Indemnified Management Stockholder's behalf. In addition, Newco shall indemnify and hold harmless the Indemnified Management Stockholder (on a fully grossed-up, after-tax basis, determined in a manner analogous to that described in subsection B.4(a)) for any taxes arising from the payment of expenses by Newco incident to such contest or proceeding of such Tax Claim (including without limitation fees and disbursements of counsel and experts retained by Newco. If a claim by a taxing authority involves multiple issues, the contest of some of which are controlled by Newco hereunder, and the contest of others of which are controlled by an Indemnified Management Stockholder hereunder, and it is impossible to sever such issues, the choice of whether to pay the taxes relating to such multiple issues and sue for a refund (where available) or, instead, to contest such multiple issues without payment (such as in United States Tax Court), shall be made by the party (Newco or the Indemnified Management Stockholder) controlling the contest of the issues involving the larger potential liability for taxes.

       (ii) Settlement. An Indemnified Management Stockholder shall not settle any Tax Claim without the prior written consent of Newco. Each party hereunder shall cooperate with the others in contesting any Tax Claim, which cooperation shall include the granting of appropriate powers of attorney to Newco, the retention and, upon request, the provision of records and information that are relevant to such Tax Claim, and making himself or herself available to provide additional information or explanation of any material provided hereunder or to testify at proceedings relating to such Tax Claim, and keeping the other parties reasonably informed of all developments, written materials, and events relating to such Tax Claim. If Newco requests an Indemnified Management Stockholder pursuant to this subsection B.4(d) to perform a particular task, Newco shall reimburse such Indemnified Management Stockholder (on a fully grossed-up, after-tax basis determined in a manner analogous to that described in subsection B.4(a)) for any necessary, reasonable and customary out-of-pocket expenses incurred by such Indemnified Management Stockholder in complying with such request.

       (iii) Definition of Tax. For purposes of this subsection B.4(d), the terms "tax" and "taxes" mean any and all Federal, state and local taxes of any kind whatsoever (including, but in no way limited to, income taxes), together with any interest thereon, any penalties, additions to tax, fines or additional amounts with respect thereto and any interest in respect to such penalties, additions to tax, fines or additional amounts.


             C.  MATTERS RELATING TO CERTAIN EMPLOYMENT AGREEMENTS
                                  AND BENEFITS


C.1.   AGREEMENTS WITH REPRESENTATIVES.

       (a) Employment Agreements of Henderson, Clark and Strickler. From and after the Closing Time, the employment agreements between Hardy and each of Henderson, Clark and Strickler, shall be in substantially the appropriate form included in EXHIBIT 7 to this Agreement. As soon as practicable after the date of this Agreement, each of Henderson, Clark and Strickler shall, and the parties to this Agreement shall cause Hardy to, enter into an amended and restated employment agreement in such form, to be effective at the Closing Time.

       (b) Consulting Agreement with Huber. From and after the Closing Time, the consulting services agreement between Huber and Hardy shall be in substantially the appropriate form included in EXHIBIT 7 with respect to Huber. As soon as practicable after the date of this Agreement, Huber shall, and the parties to this Agreement shall cause Hardy to, enter into an amended and restated agreement in such form, to be effective at the Closing Time.

       (c) Representatives' Change in Control Agreements. At the Closing Time, each change in control Agreement dated February 12, 1996, between each of the Representatives and Hardy shall be terminated. As soon as practicable after the date of this Agreement, each Representative shall, and each party to this Agreement shall cause Hardy to, enter into an agreement terminating his change in control agreement to be effective at the Closing Time.

C.2.   AGREEMENTS WITH OTHER MANAGEMENT MEMBERS.

       (a) Changes in Existing Employment Agreements and Independent Consulting Agreements. As soon as practicable after the date of this Agreement, the Representatives and ECT shall conduct discussions with those eight individuals (which do not include the Representatives) who have written employment agreements with

Hardy, and those four individuals (who do not include Huber) who have written consulting services agreements with Hardy in an effort to encourage those individuals to agree to enter into amended and restated agreements in substantially the appropriate form included in EXHIBIT 7 to this Agreement and to terminate their change in control agreements with Hardy. To the extent each such individual agrees to those matters, the parties to this Agreement shall cause Hardy to enter into such an amended and restated agreement with each such individual, to be effective at the Closing Time.

       (b) Change in Control Agreements with Employees Not Having Existing Agreements. As soon as practicable after the date of this Agreement, the parties to this Agreement shall conduct discussions with those individuals (other than the Representatives and the individuals subject to subsection (a) of this Section C.2) who have entered into change in control agreements with Hardy to encourage those individuals to terminate their change in control agreements. To the extent each such individual agrees to terminate his change in control agreement, the parties to this Agreement shall cause Hardy to enter into an appropriate termination agreement with those individuals, to be effective at the Closing Time.

       (c) New Employment Agreements and Consulting Services Agreements. As soon as practicable after the date of this Agreement, the parties to this Agreement shall cause Hardy to enter into employment agreements with those individuals who have agreed to terminate their change in control agreements with Hardy and who do not have an existing written employment agreement or consulting services agreement with Hardy as of the date of this Agreement. Those agreements shall be in substantially the appropriate form included in
EXHIBIT 7 to this Agreement and shall be effective as of the Closing Time.

C.3. EMPLOYEE BENEFIT PLANS. For at least three years after the Closing Time, the parties to this Agreement shall cause Hardy to continue the employee benefit plans described on EXHIBIT 8 to this Agreement on the same terms and conditions as in effect at the Closing Time; provided, however, that those plans may be amended, revised, merged and replaced if such action is required (or required to maintain the plan's qualified status, if applicable) under the Internal Revenue Code, the Employment Retirement Income Security Act or other applicable federal or state law and regulations promulgated thereunder; provided further, however, that if any such amendment, revision, merger or replacement results in a reduction in, discontinuance of or disallowance of any Management Stockholder's participation in or continued participation in, any plan, Newco shall take such steps as are necessary or advisable to provide such Management Stockholders, in the aggregate, with benefits reasonably comparable to those provided to such Management Stockholder prior to such reduction, discontinuance or disallowance. In addition, after the Closing Time, the parties to this Agreement shall cause Hardy to adopt the employee retention bonus program described on EXHIBIT 8.

C.4. STOCK OPTIONS. As soon as practicable after the date of this Agreement and before the Closing Time, the parties to this Agreement shall cause Newco to adopt a stock option plan in substantially the form of EXHIBIT 9 to this Agreement (the "Stock Option Plan"), to be effective as of the Closing Time.
At the Closing Time, Newco shall grant stock options to the Management Stockholders pursuant to the Stock Option

Plan, and each Management Stockholder and Newco shall enter into a stock option agreement in the form attached as EXHIBIT 10 to this Agreement (for nonstatutory stock options) or in the form attached as EXHIBIT 11 to this Agreement (for incentive stock options). To the fullest extent possible, the options granted to the Management Stockholders shall be incentive stock options, and otherwise shall be non-qualified stock options. The number of shares that each Management Stockholder shall be entitled to purchase pursuant to a stock option agreement entered into pursuant to the foregoing sentence shall be the number of shares purchased or to be purchased by that person pursuant to Section B.1 of this Agreement multiplied by 3.57; any fractional number of shares shall be rounded to the nearest whole number as follows: a fraction of .50 or more shall be rounded upward to the next whole number, and a fraction of less than .50 shall be rounded down to the next whole number.

C.5. OVERRIDING ROYALTY INTERESTS. At all times while this Agreement is in effect, the aggregate overriding royalty interests to be held by or due to Huber and employees of Hardy (excluding Alan K. Hadfield) pursuant to the applicable employment agreement described in EXHIBIT 7 to this Agreement or otherwise shall not exceed an aggregate of 1-1/2% before Payout (as defined in
EXHIBIT 7) and an aggregate of 6% after Payout, proportionately reduced to the Company Group's Working Interest (as defined in EXHIBIT 7) and the aggregate overriding royalty interest to be held by or due to Alan K. Hadfield and consultants (excluding Huber) pursuant to the consulting services agreement described in EXHIBIT 7 to this Agreement or otherwise shall not exceed an aggregate of 1-1/2% before Payout and an aggregate of 1-1/2% after Payout, proportionately reduced to the Company Group's Working Interest, in each case subject to the adjustments, including without limitation those described in Sections 9.4.8(a), 9.4.8(b), 9.4.9 and 9.5, provided for in such employment agreements and the comparable provisions in such consulting services agreements; provided, however, that the aggregate overriding royalty interests held by and due to employees and consultants in a prospect owned by Hardy as of the date hereof shall not be increased except as provided in such employment or
consulting services agreement.   The division from time to time while this
Agreement is in effect among employees and consultants of the percentages described in the foregoing sentence will be determined by the mutual agreement of the Representatives at the Closing Time and thereafter will be determined by the Compensation Committee of the board of directors of Hardy based on the recommendation of the chief executive officer of Hardy.

          D.  MATTERS RELATING TO ACQUISITION AND DISPOSITION OF SHARES


D.1.   COMPLIANCE WITH SECURITIES LAWS.

       (a) Representations. Each of the Stockholders represents to Newco and to all other Stockholders that as of the date the Stockholder acquires any shares of the Common Stock, (i) those shares are being acquired for that Stockholder's own account, for investment and not with a view to any distribution (except as set forth below with respect to the Enron Party's shares), (ii) the Stockholder's financial and other circumstances are such that the Stockholder can foresee no situation in which the Stockholder may be required to sell the shares, and (iii) Newco has furnished the Stockholder with such financial and other information as the Stockholder may reasonably request to enable the Stockholder to make an informed decision concerning the acquisition. Each Stockholder understands that the Common Stock has not been registered under the Securities Act of 1933 or under the securities laws of any other jurisdiction. Each Stockholder understands that, except with respect of the provisions of Section D.4. of this Agreement, Newco is under no obligation to take any action to register any shares of the Common Stock under any securities laws and that exemptions under applicable securities laws may not be available in connection with any Disposition (as defined below) of shares of the Common Stock. For purposes of this Agreement, a "Disposition" means any transfer, pledge, mortgage or other encumbrance, or any other disposition, of the Common Stock (or any interest in the Common Stock), whether voluntary or involuntary, whether during the lifetime of the Stockholder making the Disposition or on the death of the Stockholder, as applicable. The Enron Party may make a Disposition of its shares of Common Stock from time to time in accordance with the provisions of Section D.3. of this Agreement, but any such Disposition shall be made in compliance with the provisions of this Section D.1.

       (b) Agreements. No Stockholder shall make a Disposition of any shares of the Common Stock unless there is furnished to Newco an opinion of counsel reasonably satisfactory in form and substance to Newco that registration of the shares which are the subject of the Disposition is not required under applicable securities laws or unless the requirement contained in this subparagraph (b) is waived in writing by Newco.

       (c) Stock Certificates. Each certificate representing shares of the Common Stock shall bear an appropriate legend covering the matters described in this Section D.1. and other provisions of this Agreement.

D.2.    PREEMPTIVE RIGHTS TO ACQUIRE ADDITIONAL SECURITIES.

       (a) Offer to Certain Stockholders. If Newco proposes to issue, sell or grant any of its capital stock or any right, warrant, option, convertible security or exchangeable security, or indebtedness or other rights exercisable for or convertible into, or exchangeable for, directly or indirectly, any capital stock of Newco ("capital stock equivalents"), then Newco shall, no later than 16 days before the consummation of any such issuance, sale or grant (collectively, any "Issuance") give written notice to each Stockholder of the proposed Issuance. The notice shall describe the proposed Issuance, identify the proposed purchasers, and contain an offer to each Stockholder that in the reasonable judgment of Newco is an accredited investor (as that term is defined in Rule 501 promulgated under the Securities Act of 1933) (an "accredited offeree") to sell to such accredited offeree, at the same price and for the same consideration to be paid by the proposed purchasers, the accredited offeree's pro rata portion (which is the ratio of the number of shares of fully diluted Common Stock owned by the accredited offeree immediately before such Issuance to the total number of shares of fully diluted Common Stock owned by all accredited offerees immediately before such Issuance) of such capital stock and capital stock equivalents included in such Issuance. Each accredited offeree shall have a right of over-allotment to the effect that if any accredited offeree fails to exercise its or his rights under this Section D.2. to purchase its or his pro rata portion, the other accredited offerees may purchase the nonpurchasing accredited offeree's portion on a pro rata basis or on such other basis as the accredited offerees who are purchasing securities pursuant to the offer shall agree.

       (b) Responses to Offer. Any accredited offeree desiring to exercise an over-allotment right shall so indicate in its response to Newco. Any accredited offeree desiring to purchase a portion or all of the Issuance shall indicate its or his acceptance of Newco's offer by written notice within 15 days after its or his receipt of Newco's notice pursuant to this Section D.2. The Issuance of and payment for the securities so accepted shall be consummated at a time (but no more than 60 days following the expiration of such 15-day period) and place within Houston, Texas, to be designated by Newco.

       (c) Issuance of Unaccepted Securities. If the accredited offerees collectively fail, after taking into account exercises of over-allotment rights, to elect to purchase all of the capital stock proposed to be issued, then Newco may, within the 60 days following the expiration of such 15-day period, proceed with that portion of the Issuance that the accredited offerees did not elect to purchase, free of any right on the part of such accredited offeree under this Section D.2. in respect thereof.

       (d) Exceptions. This Section D.2. shall not apply to (i) Issuances of options to employees pursuant to the Stock Option Plan and the exercise of those options, (ii) capital stock or capital stock equivalents issued pursuant to the acquisition of a business entity or assets by way of merger, purchase of assets or otherwise, and (iii) Common Stock issued in an offering (an "Initial Public Offering") that is underwritten on a firm commitment basis by a nationally recognized investment banking firm or in a merger or other business combination involving Newco pursuant to which Newco becomes (or its successor becomes or is) subject to the reporting requirements of Section 13 or Section 15 of the Securities Exchange Act of 1934.

D.3.   TRANSFERABILITY OF COMMON STOCK.

       (a) Transferability by Non-Management Stockholders. Each Stockholder who is not a Management Stockholder has the right to transfer shares of Common Stock, subject only to the provisions of Section D.1 of this Agreement.

       (b) Transferability by Management Stockholders. Commencing with the fifth anniversary of the Closing Time, a Management Stockholder shall have the right to transfer his shares, subject only to the provisions of D.1 of this Agreement. Until the expiration of that five-year period, a Management Stockholder may not voluntarily transfer his shares of the Common Stock unless they are transferred to a family member or to another Management Stockholder. However, a Management Stockholder shall have the right at any time to make a bona fide pledge or mortgage of his shares. Any transfer of shares of the Common Stock resulting from the death, divorce, bankruptcy or foreclosure of any pledged shares shall not be deemed to be a voluntary transfer. The Management Stockholders may enter into any such agreement among themselves regarding their rights to purchase and sell each other's stock as they deem appropriate.

D.4.   REGISTRATION RIGHTS.

       (a) Demand Registration Rights of the Enron Party. At any time after the expiration of 90 days after the consummation of an Initial Public Offering, the Enron Party may request Newco to register under the Securities Act of 1933 (the "Securities Act") all or any portion of its shares of Common Stock. Promptly following the receipt of a notice from the Enron Party pursuant to this subparagraph (a), Newco shall notify each other Stockholder of the receipt of the notice and shall use its best efforts to register under the Securities Act the shares of Common Stock specified in the notice from the Enron Party and any shares of the Common Stock then held by the other Stockholders as specified in any notices received from those other Stockholders not later than the fifth day after receipt of the notice sent by Newco. Newco shall be obligated to register shares of Common Stock pursuant to this subparagraph (a) on three occasions only. However, Newco shall not be obligated to prepare and file any registration statement pursuant to this subparagraph (a), or to prepare or file any amendment or supplement thereto, at any time when Newco, in the good faith judgment of its board of directors, expressed by resolution specifying the reason therefor, reasonably believes that the filing thereof at the time requested, or the offering of securities pursuant thereto, would materially adversely affect a pending or proposed public offering of Newco's securities, or an acquisition, merger, recapitalization, consolidation, reorganization or similar transaction or negotiations, discussions or pending proposals with respect thereto. The filing of a registration statement, or any amendment or supplement thereto, by Newco may not be deferred pursuant to the provisions of the preceding sentence on more than one occasion with respect to each demand registration right, nor may it be deferred for more than 30 days after the abandonment or consummation of any of the foregoing proposals or transactions or, in any event, for more than 90 days after Newco's receipt of notice from the Enron Party under this subparagraph (a). However, if the deferral is with respect to any effective registration statement the deferral may not extend beyond such date as would reasonably be necessary to permit any post-effective amendment thereto to become effective, and the time period set forth in clause
(vii) of subparagraph (d) below shall be extended for a period equal to the length of time of that deferral.

       (b) Piggy-Back Registration Rights of the Enron Party and the Management Stockholders. If Newco proposes to register any shares of the Common Stock under the Securities Act (except with the respect to registration statements filed on Form S-8 or Form S-4 or such other forms as shall be prescribed under the Securities Act for the same purposes as of those forms), it will at each such time, before the filing of a registration statement in connection therewith give written notice to all of the Stockholders of its intention so to do and, on the written request (which must specify the number of shares of Common Stock and the proposed manner of their distribution for inclusion in the registration) of any of the Stockholders delivered to Newco within five days of receipt of Newco's notice, Newco will use its best efforts to cause any Common Stock then held by the requesting Stockholders to be included in the shares to be registered by the registration statement proposed to be filed by Newco, all to the extent requisite to permit the sale or other disposition (in accordance with the written request of the requesting stockholders) by such of the Stockholders as have so requested registration. Nothing contained in this subparagraph (b) shall, however, limit Newco's right to cancel, postpone or withdraw any proposed registration. If any registration pursuant to this subparagraph (b) shall be, in whole or in part, in connection with an underwritten offering of Common Stock, any request by the

Stockholders to register Common Stock may, but need not, request that the Common Stock be included in the underwriting on the same terms and conditions as the shares of Common Stock to be registered, if any, and sold through underwriters under the registration. However, as a condition to that inclusion the requesting Stockholders shall execute an underwriting agreement having such customary terms as the underwriters shall request and if the managing underwriter determines and advises in writing that the inclusion in the underwriting of all Common Stock proposed to be included by the requesting Stockholders and any other shares of Common Stock sought to be registered by any other stockholder of Newco exercising rights comparable to those of the Stockholders under this subsection (b) ("Other Common Stock") would interfere with the successful marketing of the securities proposed to be registered for underwriting by Newco or by any holder of Common Stock having the right to require Newco to file a registration statement to register Common Stock, then the number of shares of Common Stock and Other Common Stock requested to be included in the underwriting shall be reduced pro rata among the Stockholders and the holders of Other Common Stock requesting such registration and inclusion in the underwriting and may, in the determination of the managing underwriter and consistent with the pro rata reduction, be reduced to zero. If Newco has an underwritten offering of Common Stock and the requesting Stockholders' Common Stock is registered in the registration statement for the offering but the requesting Stockholders do not for any reason sell any of their Common Stock to the underwriter for Newco in connection with the offering, the Stockholders shall refrain from selling their Common Stock during the period of distribution of Newco's equity securities by the underwriter and the period in which the underwriter participates in the after-market. However, any such Stockholders shall be entitled to sell their shares in connection with the registration commencing on the 90th day after the effective date of the registration.

       (c) Special Demand Registration Right of the Enron Party. If no Initial Public Offering has been consummated by the fifth anniversary of the Closing Time, then at any time thereafter, any person who at the time of the request described below owns at least 30% of the outstanding Common Stock and who is the Enron Party or an assignee of the Enron Party (the "30% Stockholder") may request Newco to register under the Securities Act all or any portion of its shares of Common Stock. Promptly following receipt of a notice from the 30% Stockholder pursuant to this subparagraph (c), Newco shall notify each other Stockholder of the receipt of the notice and shall use its best efforts to register under the Securities Act, for public sale pursuant to such distribution, the shares of Common Stock specified in the notice from the 30% Stockholder and any shares of Common Stock issued to the other Stockholders as specified in any notices received from the other Stockholders no later than the fifth day after receipt of the notice sent by Newco. Newco shall be obligated to register stock pursuant to this subparagraph (c) on one occasion only. However, Newco shall not be obligated to prepare any registration statement pursuant to this subparagraph (c) or to prepare or file any amendment or supplement thereto, at any time when Newco, in the good faith judgment of its board of directors, expressed by resolutions specifying the reason therefor, reasonably believes that the filing thereof at the time of request, or the offering of securities pursuant thereto, would materially adversely affect a pending or proposed public offering of Newco's securities, or an acquisition, merger, recapitalization, consolidation, reorganization or similar transaction or negotiations, discussions, or pending proposals with respect thereto. The filing of a registration statement, or any amendment or supplement thereto, by Newco may not be deferred pursuant to the provisions of the preceding sentence on more than one occasion nor may it be deferred for more than 30 days after the abandonment or consummation of any of the foregoing proposals or transactions or, in any event, for more than 90 days after Newco's receipt of notice from the 30% Stockholder under this subparagraph (c). However, if the deferral is with respect to any effective registration statement the deferral may not extend beyond such date as would reasonably be necessary to permit any post-effective amendment thereto to become effective, and the time period set forth in clause
(vii) of subparagraph (d) below shall be extended for a period equal to the length of time of that deferral.

       (d) Registration Responsibilities of Newco. Whenever Newco is required by the provisions of this Section D.4 to use its best efforts to effect the registration of stock under the Securities Act, Newco will, subject to the other provisions of this Section D.4:

               (i) as expeditiously as practicable, prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement on the appropriate form with respect to the shares to be registered and seek to cause the registration statement to become and remain effective;

              (ii) as expeditiously as practicable, prepare and file with the Commission such amendments and supplements to the registration statement and the prospectus used in connection therewith as may be necessary to keep the registration statement effective and to comply with the provisions of the Securities Act;

              (iii) as expeditiously as practicable, furnish to each of the persons registering shares pursuant to the registration statement and to each underwriter, if any, such number of copies of a prospectus and a preliminary prospectus in conformity with the requirements of the Securities Act, and such other documents as such persons and underwriter may reasonably request to facilitate the public sale or other disposition of the stock to be sold; however, the obligation of Newco to deliver copies of prospectuses or preliminary prospectuses to the sellers shall be subject to the receipt by Newco of reasonable assurances from them that they will comply with the applicable provisions of the Securities Act and of such other securities laws as may be applicable in connection with any use by them of any prospectuses or preliminary prospectuses;

              (iv) as expeditiously as practicable, furnish at the request of the Stockholders requesting registration, on the date that the Common Stock is to be delivered to the underwriters for sale pursuant to the registration or if the Common Stock is not being sold through underwriters, on the date the registration statement with respect to the Common Stock becomes effective (A) an opinion, dated such date, of the independent counsel representing Newco for the purposes of the registration, addressed to the underwriters, if any, and to the Stockholders making the request, stating that the registration statement has become effective under the Securities Act and that (1) to the best of counsel's notice, no stop order suspending the effectiveness of the registration statement has been instituted or is pending or contemplated under the Securities Act; (2) the registration statement, the related prospectus and each amendment or supplement thereto, including all documents incorporated by reference therein, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that counsel need express no opinion as to financial statements or other financial or reserve data contained or incorporated by reference therein); (3) no facts have come to the attention of counsel that cause counsel to believe (with customary qualifications) that either the registration statement or the prospectus, or amendment or supplement thereto, including all documents incorporated by reference therein, in light of the circumstances under which they were made, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that counsel need express no belief as to financial statements or other financial or reserve data contained or incorporated by reference therein or as to any information provided by the selling Stockholders or any underwriter for inclusion therein); (4) counsel does not know of any legal or governmental proceedings, pending or contemplated required to be described in the registration statement or prospectus, or any amendment or supplement thereto, including all documents incorporated by reference therein, that are not described as required, or of any contracts or documents or instruments of a character required to be described in the registration statement or prospectus, or any amendment or supplement thereto, including all documents incorporated by reference therein, or to be filed as exhibits to the registration statement that are not described and filed as required; and
       (5) as to such other customary matters as the underwriter or the selling Stockholders shall reasonably request; and (B) a letter dated such date, from the independent certified public accountants of Newco, addressed to the underwriters, if any, and to the selling Stockholders making the request, stating that they are independent certified public accountants within the meaning of the Securities Act and that in the opinion of the accountants, the financial statements and other financial data of Newco included in the registration statement or the prospectus, or any amendment or supplement thereto, including all documents incorporated by reference therein, comply as to form in all material respects with the applicable accounting requirements of the Securities Act. The letter from the independent certified public accountants shall cover also such other customary financial matters (including information as to the period ending not more than five business days before the date of the letter) with respect to the registration in respect of which the letter is being given as the underwriters, if any, or the selling Stockholders making request may reasonably request;

              (v) as expeditiously as practicable, use its best efforts to register or qualify the Common Stock registered by the registration statement under such other securities laws of such U.S. jurisdictions as the underwriters, if any, or the selling Stockholders making the request shall reasonably request (considering the nature and size of the offering) and do any and all other acts and things that may be necessary or desirable to enable the selling Stockholders making the request to consummate the public sale or other disposition of the Common Stock being registered in those jurisdictions. However, Newco shall not be required to qualify to transact business as a foreign corporation in any jurisdiction in which it otherwise would not be required to be so qualified or to take any action that would subject it to general service of process in any jurisdiction in which it has not been so subject;

              (vi) bear all Registration Expenses (as defined below) in connection with all registrations under this Section D.4. However, all Selling Expenses (as defined below) of Common Stock held by selling Stockholders and all fees and disbursements of counsel for selling Stockholders in connection with each registration pursuant to this Section D.4 shall be born by the selling Stockholders pro rata in proportion to the number of shares of Common Stock covered by the registration or in such other proportion as the selling Stockholders may agree. For purposes of this subparagraph (d), expenses incurred by Newco in complying with this Section D.4, including without limitation all registration and filing fees, all printing expenses, all fees and disbursements of counsel for Newco, all blue sky fees and expenses and all fees and expenses of accountants for Newco are referred to as "Registration Expenses". All underwriting fees and discounts and selling commissions and fees and expenses of any underwriters applicable to the sales in connection with the registration are referred to as "Selling Expenses";

              (vii) keep each registration pursuant to this Section D.4 effective for a period of 90 days or such shorter period of time until the transfer or sale of all Common Stock so registered has been completed; and

             (viii) take such other action as is customary and reasonable in connection with such registration.

       (e) Indemnification by Newco. If Newco registers any Common Stock under the Securities Act pursuant to this Section D.4, Newco will indemnify and hold harmless each selling Stockholder, and any other person who controls a selling Stockholder within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or severally, to which the selling Stockholder or the controlling person may become subject under the Securities Act or otherwise, insofar as the losses, claims, damages or liabilities or actions in respect thereof arise out of or are based on any untrue statement or alleged statement of any material fact contained, on the effective date thereof, in any registration statement under which the Common Stock was registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment thereof or supplement thereto, including all documents incorporated by reference therein, or arise out of or are based on the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements not misleading, and will reimburse each such Stockholder and each such controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; however, Newco will not be liable in any such case to the extent that such loss, claim, damage, or liability arises out of or is based on an untrue statement or alleged untrue statement or omission or alleged omission made in the registration statement, preliminary prospectus, final prospectus or amendment or supplement, including all documents incorporated by reference therein, in reliance on and in conformity with written information furnished to Newco through an instrument duly executed by or on behalf of any of the selling Stockholders or a controlling person of any of the selling Stockholders specifically for use in the preparation thereof.

       (f) Indemnification by Selling Persons. If Newco registers shares of the Common Stock under the Securities Act pursuant to this Section D.4, each selling Stockholder will severally indemnify and hold harmless Newco and each person, if any, who controls Newco within the meaning of Section 15 of the Securities Act, each officer of Newco who signs the registration statement, each director of Newco, and each underwriter, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against any and all such losses, claims, damages, liabilities or actions that Newco or such officer, director, underwriter or controlling person may become subject to under the Securities Act or otherwise, and will reimburse Newco, each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by such party in connection with investigating or defending such loss, claim, damage, liability or action, if such loss, claim, damage, liability or action relates to a statement or omission that was made in reliance on and in conformity with information furnished in writing to Newco by or on behalf of such selling Stockholder specifically for use in connection with the preparation of the registration statement or prospectus. The selling Stockholders shall also indemnify each such underwriter and each person who controls any such underwriter within the meaning of Section 15 of the Securities Act as may reasonably and customarily be requested by the underwriters in connection with any underwritten offering of Common Stock, but in no event shall any selling Stockholder be required to pay more under any circumstances than the amount he or it receives from the proceeds of the sale of his or its Common Stock pursuant to such indemnification provisions.

       (g) Procedures for Indemnification. Promptly after receipt by any indemnified person of notice of any claim or commencement of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to subparagraph (e) or subparagraph (f) under this Section D.4, the indemnified person shall notify the indemnifying person in writing of the claim or commencement of an action and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and the indemnifying person shall have been notified of the same, the indemnifying person shall be entitled to participate therein and, to the extent it shall wish to assume the defense thereof, with counsel reasonably satisfactory to the indemnified person, and after notice from the indemnifying person to the indemnified person of its election to assume the defense thereof, the indemnifying person shall not be liable to the indemnified person in connection with the defense thereof. However, if there exists or will exist a conflict of interest that would make it inappropriate in the reasonable judgment of the indemnified person for the same counsel to represent both the indemnified person and the indemnifying person, then the indemnified person shall be entitled to retain its own counsel at the expense of the indemnifying person.

       (h) Newco Indemnification of Underwriters. To the extent necessary to facilitate the sale of Common Stock and an underwritten offering pursuant to a registration statement registering shares pursuant to this Section D.4, Newco shall, in connection with any such sale, enter into an agreement indemnifying the underwriter or underwriters and each other person, if any, who controls the underwriter or underwriters in the registration from liability under the Securities Act; however, the agreement shall be reasonable and customary in scope and effect.

       (i)    Transferability of Registered Shares.  The provisions of Section
D.1 of this Agreement relating to the transfer of Common Stock shall cease and terminate as to any shares of Common Stock that have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition by the selling Stockholder set forth in the registration statement covering those shares. Whenever the time period limitations and other conditions imposed by Rule 144(k) promulgated under the Securities Act or any successor or similar rule or statute shall allow free transferability of Common Stock, the Stockholder holding the Common Stock bearing the restrictive legend as to which such conditions have terminated shall be entitled to receive from Newco, without expense, a new stock certificate not bearing the restrictive legend representing the Common Stock, and the rights of the Stockholders as to registration provided for in this Section D.4 shall terminate immediately upon their becoming so entitled with respect to those shares.

D.5. AGREEMENT TO APPLY TO TRANSFERRED AND NEWLY ISSUED SHARES. No transfer of any shares of the Common Stock shall be effected and no shares of capital stock of Newco or capital stock equivalents shall be issued unless the transferee or issuee shall have simultaneously entered into an Addendum Agreement with Newco on its own behalf and on behalf of the other Stockholders pursuant to the power of attorney granted in Section D.6. of this Agreement. All provisions of this Agreement shall continue to apply to any holders of those securities, it being the intention of the parties to this Agreement that the provisions of this Agreement shall be applicable to the securities issued by Newco, as well as to the holders of those securities. However, the foregoing sentence shall not apply to the Enron Party's right to name non-Management Directors pursuant to subsection (f) of Section A.3 of this Agreement.

D.6. POWER OF ATTORNEY. For the purpose of executing an Addendum Agreement, the Stockholders appoint Newco as their agent and attorney to execute the Addendum Agreement on their behalf and expressly bind themselves to the Addendum Agreement by Newco's execution of that Agreement without further action on their part.


                 E.  GENERAL MATTERS RELATING TO THIS AGREEMENT


E.1. AMENDMENT. This Agreement may be amended by the parties only by an instrument in writing signed by (a) the holders of two-thirds of the Common Stock, (b) each Stockholder who holds, as of the effective date of the amendment, at least 10% of the then-outstanding shares of the Common Stock, (c) a majority of the Management Directors and (d) at least one Management Director who became a Stockholder at the Closing Time and, if there is no such person, at least one Stockholder who became a Stockholder at the Closing Time (unless no such person exists, in which case the amendment need not be signed by the person described in this clause (d)). However, no amendment shall impose any additional material obligation on any party to this Agreement without that party's written consent.

E.2. WAIVER. A party to this Agreement may (without the consent of any other person) waive in writing any (i) obligation owed to him or it under this Agreement by any other party to this Agreement or (ii) right he or it has in this Agreement. A waiver may be made prospectively or retroactively. Any term or provision of this Agreement may be waived in writing at any time by the party entitled to its benefits. Any waiver of any term or condition of this Agreement by any party shall not be construed as a waiver of any subsequent breach or failure of the same term or condition, or waiver of any other term or condition of this Agreement.

E.3. INCLUSIVENESS. This Agreement and the exhibits to this Agreement set forth the entire understanding of the parties to this Agreement with respect to the subject matter of this Agreement. This Agreement and the exhibits to this Agreement supersede all existing agreements concerning the subject matter of this Agreement.

E.4. NOTICES. Any notice or other communication required or permitted to be given under this Agreement shall be in writing and may be mailed by certified mail, return receipt requested (or by the most nearly comparable method if mailed from or to a location outside of the United States), to the party to whom it is to be given at the address of that party set forth at the end of this Agreement under the signature of that party (or to another address that the party shall have furnished in writing in accordance with the provisions of this Section E.4), or sent by other means, with a copy to each of the other parties to this Agreement. Any notice or other communication shall be dated as of the date it is sent and shall be deemed given when sent in accordance with the provisions of this Agreement.

E.5. ASSIGNABILITY AND BINDING EFFECT. The Enron Party and the Management Stockholders may transfer their shares of the Common Stock pursuant to the provisions of Section D.3 of this Agreement, subject only to the provisions of Section D.1 of this Agreement (relating to compliance with securities laws) and Section D.6 of this Agreement (relating to transferees' execution and delivery of Addendum Agreements). Any person becoming a holder of shares of the Common Stock shall be subject to the provisions of this Agreement, in accordance with the terms of Section D.5 of this Agreement. Before the Enron Party purchases its shares of Common Stock pursuant to Section B.1 of this Agreement, ECT may assign any other person its rights under this Agreement if the assignee becomes a party to this Agreement and executes and delivers to each other party to this Agreement an appropriate agreement to such effect pursuant to which the assignee assumes the obligations of the "Enron Party" under this Agreement. Upon any such assignment, however, ECT shall remain responsible for the Enron Party's obligations under Sections B.1 and B.2 of this Agreement, and ECT hereby guarantees the performance of this Agreement by the Enron Party pursuant to those sections. Before the Management Stockholders purchase their shares of Common Stock pursuant to Section B.1 of this Agreement, they may not assign their rights under this Agreement without the prior written consent of the other parties to this Agreement. Subject to the foregoing, the provisions of this Agreement shall be binding on and inure to the benefit of the successors and assigns of the parties to this Agreement.

E.6.   NO THIRD PARTY BENEFICIARIES.       This Agreement does not create, and
shall not be construed as creating, any rights enforceable by any person who is not or has not become a party to this Agreement, except with respect to Enron and its affiliates pursuant to subsection A.4(a) of this Agreement.

E.7. SEVERABILITY. If any provision of this Agreement is invalid, illegal or unenforceable, the balance of this Agreement shall remain in full force and effect, and if any provision is inapplicable to any person or circumstance, it shall, nevertheless, remain applicable to all other persons and circumstances.

E.8.   HEADINGS.     The headings in this Agreement are solely for convenience
of reference and shall be given no effect in the construction or interpretation of this Agreement.

E.9. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

E.10. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Texas, without giving effect to principles of conflict of laws (recognizing that Delaware corporate law will apply to matters relating to the internal affairs of each party that is a Delaware corporation).

E.11. TERMINATION. This Agreement shall terminate automatically upon (a) April 16, 1996, if the Stock Purchase Agreement has not been executed and delivered by all parties thereto by 5:00 p.m. Houston time on that date, (b) July 16, 1996, if the purchase of Hardy stock described in the Stock Purchase Agreement has not been consummated by 5:00 p.m. Houston time on that date, (c) any termination of the Stock Purchase Agreement before the consummation of the transactions contemplated by the Stock Purchase Agreement, (d) the bankruptcy (whether by a court of competent jurisdiction or voluntarily) or dissolution of Newco, (e) the occurrence of any event that reduces the number of Stockholders to one, (f) the merger or consolidation of Newco with another corporation, if Newco is not the surviving corporation and if the Stockholders do not hold, directly or indirectly, at least 50% of the outstanding voting stock of the surviving corporation, (g) the sale of substantially all of the assets of Newco or Hardy, (h) the acquisition by one person (or group of affiliated persons), not affiliated with the Enron Party, of more than two-thirds of the outstanding Common Stock unless (i) the holders of at least 90 percent of the then-outstanding Common Stock elect not to terminate this Agreement and (ii) the non-termination of this Agreement is approved by the Management Directors, (i) the consummation of an Initial Public Offering, (j) the consummation of a business combination pursuant to which Newco (or its successor) becomes (or its successor becomes or is) a reporting company under Section 13 or Section 15 of the Securities Exchange Act of 1934, or (k) 10 years from the Closing Time; provided, however, that if this Agreement is terminated pursuant to clause (i) above, then Sections D.4 (regarding registration rights) and, to the extent applicable, Section E shall continue in full force and effect until terminated pursuant to another clause of this Section E.11; and provided further that if this Agreement is terminated pursuant to any of clauses (d) through (k) above, then Section B.4 (relating to certain tax payments) and, to the extent applicable,

Section E shall continue in full force and effect. If this Agreement is terminated pursuant to clause (a), (b) or (c) above, then no party to this Agreement shall be obligated to continue any arrangements with the other parties to this Agreement with respect to any acquisition of the stock or assets of Hardy or any business combination with Hardy; upon any such termination, each party to this Agreement may enter into other agreements with other parties with respect to those matters. No termination of this Agreement shall affect any other agreement (including without limitation any employment agreements with employees of Hardy and any stock option agreements with employees of Hardy), except pursuant to the specific terms of such other agreement.

E.12. AGREEMENT OF SPOUSES. The spouses of the Stockholders who are individuals are fully aware of, understand and fully consent and agree to the provisions of this Agreement and its binding effect on any community property interests they may now or hereafter own, and agree that the termination of their marital relationship for any reason shall not have the effect of removing any shares of the Common Stock otherwise subject to the coverage this Agreement and that their awareness, understanding, consent and agreement are evidenced by their signing this Agreement.

E.13. ARBITRATION. If a dispute arises between any two or more parties to this Agreement ("Disputing Parties") with respect to matters related to this Agreement and the dispute cannot be settled through direct discussions, the Disputing Parties shall first endeavor to settle the dispute in an amicable fashion. If such efforts fail to resolve the dispute, the dispute shall, except as otherwise provided in Section B.4 of this Agreement, be resolved as follows:

       (a) Conduct of Arbitration. Except as provided in subsection (b) below, any and all claims, demands, causes of action, disputes, controversies and other matters in question arising out of or relating to this Agreement, any provision hereof, the alleged breach thereof, or in any way relating to the subject matter of this Agreement, whether such claims sound in contract, tort or otherwise, at law or in equity, under state or federal law, whether provided by statute or the common law, for damages or any other relief, shall be resolved by binding arbitration pursuant to the Federal Arbitration Act in accordance with the Commercial Arbitration Rules then in effect with the American Arbitration Association (the "AAA"). The arbitration proceeding shall be conducted in Houston, Texas. The arbitration may be initiated by any Disputing Party by providing to the other Disputing Party or Parties a written notice of arbitration specifying the claims, and the parties shall thereafter endeavor to agree on an arbitrator. If within 30 days of the notice of initiation of the arbitration procedure, the parties are unable to agree on an arbitrator, the party requesting arbitration shall file a request with the AAA that the Houston office of the AAA provide a list of potential arbitrators to each Disputing Party. The Disputing Parties shall thereafter have 60 days to select an arbitrator from such list, with such selection to be by mutual agreement. If the Disputing Parties fail to select an arbitrator within such time by mutual agreement, then any Disputing Party may request that the Chief Judge of the U.S. District Court for the Southern District of Texas appoint an arbitrator and any such appointment shall be binding. The arbitrator, utilizing the Commercial Arbitration Rules of the AAA, shall within 120 days of his or her selection, resolve all disputes between the parties. There shall be no transcript of the hearings before the arbitrator. The arbitrator's decision shall be in writing, but shall be as brief as possible. The arbitrator shall not assign the reasons for his or her decision. The arbitrators' decision shall be final and non-appealable to the maximum extent permitted by law. Judgment upon any award rendered in any such arbitration proceeding may be entered by any federal or state court having jurisdiction. This agreement to arbitrate shall be enforceable in either federal or state court. The enforcement of this agreement to arbitrate and all procedural aspects of this agreement to arbitrate, including but not limited to, the construction and interpretation of this agreement to arbitrate, the issues subject to arbitration (i.e., arbitrability), the scope of the arbitrable issues, allegations of waiver, delay or defenses to arbitrability and the rules governing the conduct of the arbitration, shall be governed by and construed pursuant to the Federal Arbitration Act and shall be decided by the arbitrator. In deciding the substance of any such claims, the arbitrator shall apply the substantive laws of the State of Texas (excluding Texas choice-of-law principles that might call for the application of some other State's law). It is expressly agreed that the arbitrator shall have no authority to award treble, exemplary, or punitive damages under any circumstances regardless of whether such damages may be available under Texas law, the parties hereby waiving their right, if any, to recover treble, exemplary or punitive damages in connection with any such claims.

       (b) Injunctive Relief. Notwithstanding the agreement to arbitrate contained in subsection (a) above, if any party wishes to seek a temporary restraining order, a preliminary or temporary injunction or other injunctive relief in connection with any or all such claims, demands, cause of action, disputes, controversies and other matters in question arising out of or relating to this Agreement, any provision hereof, the alleged breach thereof, or in any way relating to the subject matter of this Agreement, whether such claims sound in contract, tort or otherwise, at law or in equity, under state or federal law, whether provided by statute or the common law, for damages or any other relief, each party shall have the right to pursue such injunctive relief in court, rather than by arbitration. The parties agree that such action for a temporary restraining order, a preliminary or temporary injunction or other injunctive relief will be brought in the State or federal courts residing in Houston, Harris County, Texas.

       (c) Payment of Expenses. Newco shall pay all costs and expenses of any party to this Agreement (including, but not limited to, attorneys' fees, the fees of the arbitrator and the AAA and any other related costs) for any arbitration proceeding or legal action; provided, however, that if in any such arbitration proceeding or legal action, the arbitrator or court, respectively, determines that a Disputing Party has prosecuted or defended any issue in such proceeding or action in bad faith, the arbitrator or court, respectively, may allocate the portion of such costs and expenses relating to such issue between the parties in any other manner deemed fair, equitable and reasonable by the arbitrator or court, respectively.

E.14. INDEMNIFICATION OF OFFICERS AND DIRECTORS. Newco shall indemnify each of the Representatives for all reasonable expenses incurred by him in defending any suit, action or proceeding (or any suit, action or proceeding threatened to be made) brought by or in the right of PLC, any of its affiliates or any of their stockholders, whether civil, administrative or investigative, by reason of the fact that the Representatives entered into this Agreement or otherwise participated in the transactions contemplated by this

Agreement or the Stock Purchase Agreement. In no event shall Newco be responsible for (a) any judgments, losses, damages, fines and penalties actually incurred by the Representatives in connection with any such suit, action or proceeding, except as expressly stated in the preceding sentence or
(b) the payment of any of the expenses contemplated by the preceding sentence if the Representative is found guilty of, or pleads no contest to, or is finally determined to be liable in, an action for willful misconduct, gross negligence or a knowing violation of any duty, contractual or otherwise, owing by the Representative to PLC or any of its affiliates. Expenses incurred by a Representative may be paid in advance of the final disposition of any action, suit or proceeding, but it shall be a condition to receipt of any amounts paid or payable in advance pursuant to this Section E.14 that the Representative to whom the advance is to be made undertake to repay all amounts so advanced if it shall ultimately be determined that the Representative is not entitled to be indemnified hereunder. If more than one Representative is involved in the same suit, action or proceeding, the Representatives so involved will endeavor to use the same legal counsel in that suit, action or proceeding insofar as practicable, as long as no conflict of interest exists as a result thereof and as long as such counsel would not be ethically prohibited from representing more than one Representative.

       IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be executed on the date first above written.



                                   ENRON CAPITAL & TRADE
Address for delivery                RESOURCES CORP. ("ECT")
  of Notice:
                                   By:  /s/ JERE C. OVERDYKE
                                      ------------------------------------------
1400 Smith Street                          Name:  Jere C. Overdyke
Houston, Texas 77002                            --------------------------------
Attention: Brenda McGee, Specialist        Title:  Managing
                                                 -------------------------------





                                   MYSTERY ACQUISITION, INC. ("Newco")
Address for delivery
  of Notice:
                                   By:  /s/ JERE C. OVERDYKE
                                      ------------------------------------------
1400 Smith Street                          Name: Jere C. Overdyke
Houston, Texas 77002                            --------------------------------
Attention: Brenda McGee, Specialist        Title: Vice President
                                                 -------------------------------




Address for delivery
  of Notice:

c/o Hardy Oil & Gas USA Inc.                 /s/ ROBERT E. HENDERSON
1600 Smith Street                          -------------------------------------
Suite 1400                                 ROBERT E. HENDERSON
Houston, Texas 77002-7346

                                             /s/ MICHELLE HENDERSON
                                           -------------------------------------
                                                [Spouse]



Address for delivery
  of Notice:

c/o Hardy Oil & Gas USA Inc.                 /s/ RICHARD R. CLARK
1600 Smith Street                          -------------------------------------
Suite 1400                                        RICHARD R. CLARK
Houston, Texas 77002

                                             /s/ STACY CLARK
                                           -------------------------------------
                                                [Spouse]

Address for delivery
  of Notice:

c/o Hardy Oil & Gas USA Inc.                        /s/ MICHAEL W. STRICKLER
1600 Smith Street                          -------------------------------------
Suite 1400                                               MICHAEL W. STRICKLER
Houston, Texas 77002-7346

                                                   /s/ JUANITA STRICKLER
                                           -------------------------------------
                                                              [Spouse]



Address for delivery
  of Notice:

c/o Hardy Oil & Gas USA Inc.                       /s/ D. S. HUBER
1600 Smith Street                          -------------------------------------
Suite 1400                                               D. S. HUBER
Houston, Texas 77002-7346

                                                   /s/ CYNTHIA K. HUBER
                                           -------------------------------------
                                                       [Spouse]

                                                               EXHIBIT 1
                                                      TO STOCKHOLDERS' AGREEMENT


[The Form of Certificate of Incorporation that was adopted by Mariner Energy, Inc. has been filed as Exhibit 3.1 to the Registrant's Registration Statement on Form S-4 (Registration No. 333-12707).]

                                                               EXHIBIT 2
                                                      TO STOCKHOLDERS' AGREEMENT


[The Bylaws of Mariner Energy, Inc. have been filed as Exhibit 3.2 to the Registrant's Registration Statement on Form S-4 (Registration No. 333-12707) and are expected to be amended in accordance with this Stockholders' Agreement.]

                                                               EXHIBIT 3
                                                      TO STOCKHOLDERS' AGREEMENT


[Information relating to the executive officers of Mariner Energy, Inc. and Mariner Holdings, Inc. is contained under "Management" in the Registrant's Registration Statement on Form S-4 (Registration No. 333-12707).]

                                                               EXHIBIT 4
                                                      TO STOCKHOLDERS' AGREEMENT





__________________________, 1996




Enron Capital & Trade Resources Corp.
1400 Smith Street
Houston, Texas 77002

Mr. Robert E. Henderson
c/o Hardy Oil & Gas U.S.A. Inc.
1600 Smith Street, Suite 1400
Houston, Texas 77002-7346

Gentlemen:

         The undersigned hereby elects to purchase ___ shares of the common stock, $.01 par value, of Mystery Acquisition, Inc., a Delaware corporation ("Newco"), for a purchase price of $100 per share, as described in Section B.1 of the Stockholders' Agreement dated April 2, 1996, among Enron Capital & Trade Resources Corp., a Delaware corporation, Robert E. Henderson, Richard R. Clark, Michael W. Strickler, D.S. Huber and Newco (the "Stockholders' Agreement").
The undersigned has received a copy of, has read and understands the provisions of the Stockholders' Agreement.

         The undersigned agrees to be a party to the Stockholders' Agreement and (together with the spouse of the undersigned, if applicable) has executed a Addendum Agreement in the form attached to the Stockholders' Agreement as an exhibit and, concurrently with the delivery of this letter, is delivering an executed Addendum Agreement to each of you.

                                        Very truly yours,



                                        _________________________

                                                               EXHIBIT 5
                                                      TO STOCKHOLDERS' AGREEMENT


                               ADDENDUM AGREEMENT


         Addendum Agreement made this ______ day of _________________, _____ by and between ______________________________________ (the "New Stockholder") and
Mystery Acquisition, Inc., a Delaware corporation (the "Company"), on behalf of the stockholders (the "Stockholders") of the Company who are parties to that certain Stockholders' Agreement dated April 2, 1996 (the "Agreement"), between the Stockholders and the Company.

         WHEREAS, the Stockholders entered into the Agreement to provide for certain obligations and rights with respect to each of them and to the shares of stock of the Company; and

         WHEREAS, the New Stockholder wants to become a stockholder of the Company; and

         WHEREAS, the Stockholders have required in the Agreement that all persons who are to acquire any shares of the Company's stock must enter into an Addendum Agreement binding the New Stockholder to the Agreement to the same extent as if the New Stockholder was an original party to the Agreement, to promote the mutual interests of the Stockholders and the New Stockholder by imposing the same restrictions and obligations on the New Stockholder and the shares of the Company's stock to be acquired by the New Stockholder as were imposed on the Stockholders under the Agreement;

         NOW, THEREFORE, in consideration of the mutual promises of the parties to this Addendum Agreement, and as a condition to the purchase of the shares of stock of the Company, the New Stockholder acknowledges that the New Stockholder has read the Agreement. The New Stockholder shall be bound by, and shall have the benefit of, all the terms and conditions set out in the Agreement to the same extent as if the New Stockholder was a "Stockholder" as defined in the Agreement. This Addendum Agreement shall be attached to and become a part of the Agreement.




                                                                 NEW STOCKHOLDER

[To be completed if applicable:]

         The spouse of the New Stockholder is fully aware of, understands and fully consents and agrees to the provisions of this Addendum Agreement and its binding effect on any community property interests that the spouse may now or hereafter own, and agrees that the termination of the spouse's marital relationship for any reason shall not have the effect of removing any shares of stock otherwise subject to this Addendum Agreement and the Agreement from the coverage of this Addendum Agreement and the Agreement and that the spouse's awareness, understanding, consent and agreement are evidenced by the spouse's signing this Addendum Agreement.




                                                                          Spouse



         AGREED TO on behalf of the Stockholders pursuant to Section D.6 of the Agreement.

                                 [THE COMPANY]


                                      By
                                        Name:
                                        Title:

                                                               EXHIBIT 6
                                                      TO STOCKHOLDERS' AGREEMENT

[Exhibit 6 was deleted in it's entirety by Amendment No. 2 to this Stockholders' Agreement.]

                                                               EXHIBIT 7
                                                      TO STOCKHOLDERS' AGREEMENT

[Exhibits 7a-g contain the terms of the employment and consulting agreements that were filed as Exhibits 10.4 through 10.11 to the Registrant's Registration Statement on Form S-4 (Registration No. 333-12707).]

                                                               EXHIBIT 8
                                                      TO STOCKHOLDERS' AGREEMENT

            [List of Hardy's Employee Benefit Plans To Be Continued]

                   401(k) Employee Capital Accumulation Plan
                        (Including Profit-Sharing Plan)


                    Health Insurance Plans (Great West Life)


                      1996 Severance/Stay-On Bonus Program


                                Vacation Policy


                 Split-Dollar Life Insurance Policy (Henderson)


                          Automobile Allowance Policy


                   Short-Term Disability Plan (Self-Insured)


                    Long-Term Disability Plan (CNA and UNUM)

Employee Retention Bonus Program (under which those employees who are not parties to change in control agreements and who remain as employees of Hardy after the Closing Time for a period of time such that they are not entitled to any severance payments under the 1996 Severance Stay-On Bonus Program will be entitled to receive as retention pay the amount of severance pay they would otherwise have been entitled to receive had they terminated their employment with Hardy at the Closing Time under Option 1 of such 1996 Severance Stay-On Bonus Program; 25% of such amount is payable on December 31, 1996, and equal amounts are payable on each of December 31, 1997, December 31, 1998 and December 31, 1999, but no payment is required to be made after any termination by Hardy of an employee's employment with Hardy for cause or any termination by an employee of his employment with Hardy)

                                                               EXHIBIT 9
                                                      TO STOCKHOLDERS' AGREEMENT

[Exhibit 9 contains the terms of the stock option plan that was filed as
Exhibit 10.12 to the Registrant's Registration Statement on Form S-4 (Registration No. 333-12707).]

                                                              EXHIBIT 10
                                                      TO STOCKHOLDERS' AGREEMENT

[Exhibit 10 contains the terms of the stock option plan that was filed as
Exhibit 10.15 to the Registrant's Registration Statement on Form S-4 (Registration No. 333-12707).]

                                                              EXHIBIT 11
                                                      TO STOCKHOLDERS' AGREEMENT

[Exhibit 11 contains the terms of the stock option agreement that was filed as
Exhibit 10.13 to the Registrant's Registration Statement on Form S-4 (Registration No. 333-12707).]

                            STOCKHOLDERS' AGREEMENT
                                AMENDMENT NO. 1


       This STOCKHOLDERS' AGREEMENT AMENDMENT NO. 1 dated May 16, 1996 (this "First Amendment"), among ENRON CAPITAL & TRADE RESOURCES CORP., a Delaware corporation ("ECT"), ROBERT E. HENDERSON ("Henderson"), RICHARD R. CLARK ("Clark"), MICHAEL W. STRICKLER ("Strickler"), D. S. HUBER ("Huber"), MARINER HOLDINGS, INC. (formerly named "MYSTERY ACQUISITION, INC."), a Delaware corporation ("Newco"), and JOINT ENERGY DEVELOPMENT INVESTMENTS LIMITED PARTNERSHIP, a Delaware limited partnership ("JEDI").

       WHEREAS, ECT, Henderson, Clark, Strickler, Huber and Newco entered into a Stockholders' Agreement dated April 2, 1996 (the "Original Agreement"); and

       WHEREAS, the parties to the Original Agreement wish to amend the Original Agreement as set forth in this First Amendment to, among other things, permit the closing of the purchase of stock by members of management of Hardy Oil & Gas USA Inc. on May 31, 1996, instead of May 16, 1996, to give the parties adequate time to comply with applicable securities laws;

       NOW, THEREFORE, the parties hereby amend the Original Agreement as set forth below:

       1. Except as set forth in this First Amendment, capitalized terms used in this First Amendment shall have the meanings ascribed to them in the Original Agreement.

       2. The second sentence of Section A.2 of the Original Agreement is amended to read as follows in its entirety:

              "The Enron Party, as the sole holder of all issued and outstanding shares of common stock, $.01 par value, of Newco (the "Common Stock") immediately before the Closing Time, shall take all necessary actions to effect the election of a new board of directors of Newco in accordance with the provisions of Section A.3 of this Agreement, including without limitation the execution of a unanimous written consent to that election, and shall take all such actions, or cause the directors of Newco to take such actions, as may be necessary to elect the officers designated on EXHIBIT 3."

       3. The last sentence of subsection A.3(a) of the Original Agreement is amended to read as follows in its entirety:

              "The Enron Party and each person who becomes a stockholder of Newco under this Agreement (the "Stockholders") shall vote all or its or his shares of voting stock issued by Newco in favor of the nominees so nominated."

       4. Clause (iii) of subsection A.3(d) of the Original Agreement is amended to read as follows in its entirety:

              "(iii) If any Initial Management Director (or his successor selected in accordance with this subsection (d)) shall cease to serve as a director as a result of his resignation, removal, death or incapacity or because he no longer meets the requirements of subparagraph (ii) above, then his directorship shall be filled by the then-highest ranking executive officer of Newco who is not then serving as a director of Newco; provided, however, that if as a result of such selection there would then be no Management Director who was or became a Stockholder at the Management Closing Time (as that term is defined in Section B.1 of this Agreement), then instead the vacant directorship (and each successor) shall be filled by the then-highest ranking executive officer of Newco who is not then serving as a director and who was or became a Stockholder at the Management Closing Time, and if there is no such person, then the vacant directorship (and each successor) shall be filled by a person who is then the holder of the highest number of shares of Common Stock and who became a Stockholder at the Management Closing Time and is not currently serving as a director of Newco; any such replacement (or its successor) shall serve as long as he is willing to serve as a director of Newco and is able to serve as a director of Newco;"

       5. The first sentence of subsection A.3(e) of the Original Agreement is amended to read as follows in its entirety:

              "At any annual or special election of directors and except with respect to the Management Directors, each Stockholder shall vote all of its or his shares of voting stock issued by Newco in favor of nominees (the "Enron Directors") named by ECT or its assignees permitted by Section E.5 of this Agreement (the "Enron Party")."

       6. Subsection B.1(a) of the Original Agreement is amended to read as follows in its entirety:

              "(a)   Stockholders.  Immediately before the Closing Time, the
       sole stockholder of Newco shall be the Enron Party. At the time of the closing of the purchases of stock by the Representatives and the Other Management Stockholders (as such term is defined in subparagraph (b) below) and, if applicable, the additional purchase of stock by the Enron Party, which closing shall be held at 10:00 a.m. on Friday, May 31, 1996 (the "Management Closing Time"), the sole stockholders of Newco shall be the Enron Party, the Representatives and the Other Management Stockholders. Before the Closing Time, ECT shall transfer its shares of stock of Newco held by it to JEDI, and JEDI shall pay ECT $1,000 in cash consideration therefor."

       7. The first four sentences of subsection B.1(b) of the Original Agreement are amended to read as follows in its entirety:

              "The group of employees and consultants (other than the Representatives) who have change in control agreements with Hardy (the "Other Management Stockholders") will be offered to right to purchase up to 23,215 shares of Common Stock. Each such employee or consultant may purchase a proportion of such 23,215 shares equal to the proportion of the payment such employee or consultant would individually receive under such change in control agreement to the total payments that would be made to all such employees and consultants under such agreements, with shares not purchased by employees and consultants who do not elect to terminate their change in control agreements and shares not purchased by employees and consultants who do not fully purchase their allocable shares not being reoffered unless ECT otherwise agrees. Only employees and consultants who agree to terminate their change in control agreements with Hardy pursuant to Section C.2 of this Agreement and who have either amended their existing employment or consulting agreements with Hardy or entered into new employment or consulting agreements with Hardy pursuant to Section C.2 of this Agreement may purchase shares. A person may become an Other Management Stockholder only if at least two days before the Management Closing Time, that person has executed and delivered to ECT and to Henderson (i) written notice of his election to purchase shares of the Common Stock pursuant to this Section B.1 in the form attached to this Agreement as EXHIBIT 4 and (ii) unless the Other Management Stockholder is a Representative, an addendum agreement ("Addendum Agreement") in the form attached to this Agreement as EXHIBIT 5."

       8. The first sentence of subsection B.1(c) of the Original Agreement and the table contained immediately following that first sentence are amended to read as follows in their entirety:

              "Before the Closing Time, the Enron Party shall purchase from Newco, and Newco shall issue and sell to the Enron Party 949,990 shares of the Common Stock for a purchase price of $100 per share; at the Management Closing Time, (a) each person named below shall purchase from Newco, and Newco shall issue and sell to each such person, the number of shares of the Common Stock set forth below for a purchase price of $100 per share and (b) the Enron Party may, at its option, purchase up to 95,000 additional shares of the Common Stock for a purchase price of $100 per share:

================================================================================
          NAME OF STOCKHOLDER                       NUMBER OF SHARES
--------------------------------------------------------------------------------
  Henderson                                                       5,400
--------------------------------------------------------------------------------
  Clark                                                           3,795
--------------------------------------------------------------------------------
  Strickler                                                       3,795
--------------------------------------------------------------------------------
  Huber                                                           3,795
--------------------------------------------------------------------------------
  Other Management Stockholders         Up to an aggregate of 23,215 as
  (individually, and not as a group)    determined pursuant to this Section
                                        B.1"
================================================================================


       9. EXHIBIT 6 to the Original Agreement is deleted. The first three sentences of Section B.2 of the Original Agreement are deleted and are replaced by the following two sentences:

              "Before the Closing Time, the Enron Party will arrange for a bridge loan financing of Newco on the terms described in that certain Credit, Subordination and Further Assurances Agreement between Newco and JEDI dated May 16, 1996. At the Closing Time, Newco shall pay, or shall cause a subsidiary to pay, JEDI such fees as specified therein."

       10. Section C.1 of the Original Agreement is amended to read as follows in its entirety:

                    "C.1.  AGREEMENTS WITH REPRESENTATIVES.

              (a) Employment Agreement of Henderson, Clark and Strickler. From and after the Management Closing Time, the employment agreements between Hardy and each of Henderson, Clark and Strickler, shall be in substantially the appropriate form included in EXHIBIT 7 to this Agreement. Each of Henderson, Clark and Strickler shall, and the parties to this Agreement shall cause Hardy to, enter into an amended and restated employment agreement in such form, to be effective at the Management Closing Time.

              (b) Consulting Agreement with Huber. From and after the Management Closing Time, the consulting services agreement between Huber and Hardy shall be in substantially the appropriate form included in
       EXHIBIT 7 with respect to Huber. Huber shall, and the parties to this Agreement shall cause Hardy to, enter into an amended and restated agreement in such form, to be effective at the Management Closing Time.

              (c) Representatives' Change in Control Agreements. At the Management Closing Time, each change in control Agreement dated February 12,

       1996, between each of the Representatives and Hardy shall be terminated. Each Representative shall, and each party to this Agreement shall cause Hardy to, enter into an agreement terminating his change in control agreement to be effective at the Management Closing Time."

       11. The last sentence of subsection C.2(a) of the Original Agreement is amended to read as follows in its entirety:

              "To the extent each such individual agrees to those matters, the parties to this Agreement shall cause Hardy to enter into such an amended and restated agreement with each such individual, to be effective at the Management Closing Time."

       12. The last sentence of subsection C.2(b) of the Original Agreement is amended to read as follows in its entirety:

              "To the extent each such individual agrees to terminate his change in control agreement, the parties to this Agreement shall cause Hardy to enter into an appropriate termination agreement with those individuals, to be effective at the Management Closing Time."

       13. The last sentence of subsection C.2(c) of the Original Agreement is amended to read as follows in its entirety:

              "Those agreements shall be in substantially the appropriate form included in EXHIBIT 7 to this Agreement and shall be effective as of the Management Closing Time."

       14. The first sentence of Section C.3 of the Original Agreement is amended to read as follows in its entirety:

              "For at least three years after the Management Closing Time, the parties to this Agreement shall cause Hardy to continue the employee benefit plans described on EXHIBIT 8 to this Agreement on the same terms and conditions as in effect at the Closing Time; provided, however, that those plans may be amended, revised, merged and replaced if such action is required (or required to maintain the plan's qualified status, if applicable) under the Internal Revenue Code, the Employee Retirement Income Security Act or applicable federal or state law and regulations promulgated thereunder; provided further, however, that if any such amendment, revision, merger or replacement results in a reduction in, discontinuance of or disallowance of any Management Stockholders' participation in or continued participation in, any plan, Newco shall take such steps as are necessary or advisable to provide such Management Stockholders, in the aggregate, with benefits reasonably comparable to those provided to such Management Stockholder prior to such reduction, discontinuance or disallowance."

       15. The first two sentences of Section C.4 of the Original Agreement are amended to read as follows in their entirety:

              "Before the Closing Time, the parties to this Agreement shall cause Newco to adopt a stock option plan in substantially the form of
       EXHIBIT 9 to this Agreement (the "Stock Option Plan"), to be effective as of the Management Closing Time. At the Management Closing Time, Newco shall grant stock options to the Management Stockholders pursuant to the Stock Option Plan, and each Management Stockholder and Newco shall enter into a stock option agreement in the form attached as
       EXHIBIT 10 to this Agreement (for non-statutory stock options) or in the form attached as EXHIBIT 11 to this Agreement (for incentive stock options)."

       16. The last sentence of Section C.5 of the Original Agreement is amended to read as follows in its entirety:

              "The division from time to time while the Agreement is in effect among employees and consultants of the percentages described in the foregoing sentence will be determined by the mutual agreement of the Representatives at the Management Closing Time and thereafter will be determined by the Compensation Committee of the board of directors of Hardy based on the recommendation of the chief executive officer of Hardy."

       17. The provisions of Section D.2 shall not apply to shares of the Common Stock and options with respect to the Common Stock to be issued at the Management Closing Time. The Enron Party specifically waives any preemptive rights it may have pursuant to the Agreement with respect to such issuance.

       18. The first sentence of Section E.1 of the Original Agreement is amended to read as follows in its entirety:

              "After the Management Closing Time, this Agreement may be amended by the parties only by an instrument in writing signed by (a) the holders of two-thirds of the Common Stock, (b) each Stockholder who holds, as of the effective date of the amendment, at least ten percent of the then-outstanding shares of the Common Stock, (c) a majority of the Management Directors and (d) at least one Management Director who became a Stockholder at the Management Closing Time and, if there is no such person, at least one Stockholder who became a Stockholder at the Management Closing Time (unless no such person exists, in which case the amendment need not be signed by the person in this clause (d))."

       19. ECT hereby assigns to JEDI its rights under the Agreement pursuant to Section E.5 of the Agreement. In consideration for such assignment, (a) JEDI agrees to be bound by, and shall have the benefit of, all the terms and conditions set out in the Agreement to the same extent as ECT would have been or would have had if ECT had not made such assignment, and JEDI shall be deemed to be a "Stockholder" for purposes of the Agreement, and

(b) JEDI assumes the obligations of the "Enron Party" under the Agreement. However, such agreement and assumption by JEDI does not affect ECT's responsibility for the Enron Party's obligations under Sections B.1 and B.2 of the Agreement.

       20. It is acknowledged that any payment of fees or expenses required in the Agreement to be made by Newco may be made by Newco or any subsidiary of Newco.

       21. All references to "Agreement" contained in the Original Agreement (including without limitation its exhibits) and in this First Amendment shall be deemed to be a reference to the Original Agreement, as amended by the First Amendment.

       IN WITNESS WHEREOF, the parties to this First Amendment have caused this First Amendment to be executed on the date first above written.



                                   Enron Capital & Trade Resources Corp.


                                   By:     /s/ Frank Stabler
                                       -----------------------------------------
                                      Name:    Frank Stabler
                                            ------------------------------------
                                      Title:  Vice President
                                             -----------------------------------



                                   Mariner Holdings, Inc.
                                   (formerly "Mystery Acquisition, Inc.")


                                   By:     /s/ Frank Stabler
                                       -----------------------------------------
                                      Name:    Frank Stabler
                                            ------------------------------------
                                      Title:  Vice President
                                             -----------------------------------



                                          /s/ Robert E. Henderson
                                   -------------------------------------
                                   Robert E. Henderson



                                          /s/ Michele W. Henderson
                                   -------------------------------------
                                   Spouse

                                                 /s/ Richard R. Clark
                                           -------------------------------------
                                           Richard R. Clark



                                                 /s/ Stacy R. Clark
                                           -------------------------------------
                                           Spouse



                                                 /s/ Michael W. Strickler
                                           -------------------------------------
                                           Michael W. Strickler


                                                 /s/ Juanita Strickler
                                           -------------------------------------
                                           Spouse



                                                 /s/ D. S. Huber
                                           -------------------------------------
                                           D. S. Huber



                                                 /s/ Cynthia K. Huber
                                           -------------------------------------
                                           Spouse



ADDRESS FOR NOTICES:                       Joint Energy Development Investments
                                              Limited Partnership
c/o Enron Corp.
1400 Smith Street                          By: Enron Capital Management Limited
Houston, Texas 77002                            Partnership, Its General Partner
Telecopier No. (713) 646-3602
Telephone No. (713) 853-5259               By: Enron Capital Corp.,
Attention: Brenda McGee - 29th Floor            Its General Partner


                                           By:   /s/ Frank Stabler
                                               ---------------------------------
                                              Name:  Frank Stabler
                                                    ----------------------------
                                              Title: Agent and Attorney-in-Fact
                                                     ---------------------------

                            STOCKHOLDERS' AGREEMENT
                                AMENDMENT NO. 2


       This STOCKHOLDERS' AGREEMENT AMENDMENT NO. 2 dated as of May 31, 1996 (this "Second Amendment"), among ENRON CAPITAL & TRADE RESOURCES CORP., a Delaware corporation ("ECT"), ROBERT E. HENDERSON ("Henderson"), RICHARD R. CLARK ("Clark"), MICHAEL W. STRICKLER ("Strickler"), D. S. HUBER ("Huber"), MARINER HOLDINGS, INC. (formerly named "MYSTERY ACQUISITION, INC."), a Delaware corporation ("Newco"), and JOINT ENERGY DEVELOPMENT INVESTMENTS LIMITED PARTNERSHIP, a Delaware limited partnership ("JEDI").

       WHEREAS, ECT, Henderson, Clark, Strickler, Huber and Newco entered into a Stockholders' Agreement dated April 2, 1996 (the "Original Agreement"); and

       WHEREAS, ECT, Henderson, Clark, Strickler, Huber, Newco and JEDI entered into a Stockholders' Agreement Amendment No. 1 dated May 16, 1996 (the "First Amendment") to amend the Original Agreement; and

       WHEREAS, the parties to the Original Agreement and the First Amendment wish to amend the Original Agreement, as amended by the First Amendment (the "Amended Agreement"), as set forth in this Second Amendment to, among other things, permit the closing of the purchase of stock by members of management of Hardy Oil & Gas USA Inc. on June 27, 1996, instead of May 31, 1996, to give the parties adequate time to comply with applicable securities laws;

       NOW, THEREFORE, the parties hereby amend the Original Agreement as set forth below:

       1. Except as otherwise set forth in this Second Amendment, capitalized terms used in this Second Amendment shall have the meanings ascribed to them in the Amended Agreement.

       2. Subsection B.1(a) of the Amended Agreement is amended to change the date of the Management Closing Time from May 31, 1996, to June 27, 1996.

       3. The second sentence of subsection B.1(b) of the Amended Agreement is amended to read as follows in its entirety:

              "Each such employee or consultant may purchase such proportion of such 23,215 shares as shall be provided for in a list prepared and agreed to by the Representatives and ECT, a copy of which has been delivered to each party to this Second Amendment; shares not purchased by employees and consultants who do not elect to terminate their change in control agreements and shares not purchased by employees and consultants who do not purchase all of the shares they are entitled to purchase shall not be reoffered unless ECT otherwise agrees."

       4. The formula for determining the value of certain overriding royalty interests contained in Section B.1(c) of the Amended Agreement is amended to read as follows in its entirety:

              "100% of the value of the overriding royalty interests using the March 31, 1996, Ryder Scott Report, with volumes and costs adjusted to May 31, 1996; no price or cost escalation; flat pricing based on the average 12-month forward NYMEX closing price for natural gas (Henry Hub--$/MMBTU) and crude oil (WTI-$/bbl) as of May 31, 1996, adjusted for basis differential, transportation, gravity, quality and BTU factor and other price adjustments per the Ryder Scott Report on a property-by-property basis, category risking as follows: PDP--100% of PV10, PDBP--100% of PV10, PUD--100% of PV20 and Probables--50% of PV10."

       5. Section D.2 of the Amended Agreement is amended to read as follows:

              D.2    PREEMPTIVE RIGHTS TO ACQUIRE ADDITIONAL SECURITIES.

                     (a) Offer to Certain Stockholders. If Newco proposes to issue, sell or grant any of its capital stock or any right, warrant, option, convertible security or exchangeable security, or indebtedness or other rights exercisable for or convertible into, or exchangeable for, directly or indirectly, any capital stock of Newco ("capital stock equivalents"), then Newco shall, no later than 16 days before the consummation of any such issuance, sale or grant (collectively, any "Issuance") give written notice to each Stockholder of the proposed Issuance. The notice shall describe the proposed Issuance, identify the proposed purchasers, and contain an offer to each Stockholder to sell to such Stockholder, at the same price and for the same consideration to be paid by the proposed purchasers, the Stockholder's pro rata portion (which is the ratio of the number of shares of fully diluted Common Stock owned by the Stockholder immediately before such Issuance to the total number of shares of fully diluted Common Stock owned by all Stockholders immediately before such Issuance) of such capital stock and capital stock equivalents included in such Issuance subject, to the provisions of this Section D.2. Each Stockholder shall have a right of over-allotment to the effect that if any Stockholder fails to exercise its or his rights under this Section D.2. to purchase its or his pro rata portion, the other Stockholders may purchase the nonpurchasing Stockholder's portion on a pro rata basis or on such other basis as the Stockholders who are purchasing securities pursuant to the offer shall agree.

                     (b) Responses to Offer. Any Stockholder desiring to exercise an over-allotment right shall so indicate in its response to Newco. Any Stockholder desiring to purchase a portion or all of the Issuance shall indicate its or his acceptance of Newco's offer by written notice within 15 days after its or his receipt of Newco's notice pursuant to this Section D.2. The Issuance of and payment for the securities so accepted shall be consummated at a time (but no more than 60 days following the expiration of such 15-day period) and place within Houston, Texas, to be designated by Newco.

                     (c) Compliance with Securities Laws. If any Stockholder who has elected to purchase a portion or all of the Issuance is not an accredited investor (as that term is defined by applicable federal securities laws), then Newco shall use all reasonable efforts to permit that Stockholder to exercise his rights under this Section D.2 in compliance with applicable securities laws, but Newco shall not be required to register the Issuance to permit that Stockholder to purchase any part of the Issuance. To the extent a Stockholder who wishes to purchase part of the Issuance is not able to do so notwithstanding such reasonable efforts by Newco, that Stockholder will not have the right to purchase any part of the Issuance, notwithstanding the provisions of this Section D.2.

                     (d) Issuance of Unaccepted Securities. If the Stockholders collectively fail, after taking into account exercises of over-allotment rights, to elect to purchase all of the capital stock proposed to be issued, then Newco may, within the 60 days following the expiration of such 15-day period, proceed with that portion of the Issuance that the Stockholders did not elect to purchase, free of any right on the part of such Stockholder under this Section D.2. in respect thereof.

                     (e)    Exceptions.  This Section D.2. shall not apply to
              (i) Issuances of options to employees pursuant to the Stock Option Plan and the exercise of those options, (ii) capital stock or capital stock equivalents issued pursuant to the acquisition of a business entity or assets by way of merger, purchase of assets or otherwise, and (iii) Common Stock issued in an offering that is underwritten on a firm commitment basis by a nationally recognized investment banking firm or in a merger or other business combination involving Newco if immediately thereafter Newco (or its successor) is subject to the reporting requirements of Section 13 or Section 15 of the Securities Exchange Act of 1934 (in either case, an "Initial Public Offering")."

       6.     The Amended Agreement is amended to add the following Section
D.3(c):

              (c)    Tagalong Rights.

                     1. Requirement to Send Tagalong Notice. If any Stockholder or group of Stockholders proposes to sell or exchange shares of Common Stock in one transaction or a series of related transactions that will result in any person who is not a Financial Participant (as defined below), together with that person's affiliates, or any group (as such term is used under Section 13(d)(3) of the Securities Exchange Act of 1934 and provided that no person shall be deemed a member of a group solely because he is a party to this Agreement) of persons that has any member that is not a Financial Participant, together with the affiliates of the members of the group (the "Acquiring Persons"), beneficially owning at least 30 percent of the outstanding Common Stock, then the proposing Stockholder or Stockholders (the "Selling Stockholders") shall give a written notice (the "Tagalong Notice") to each Management Stockholder describing the consideration proposed to be paid per share of Common Stock in the proposed transaction and including a true and complete copy of the agreement (the "Acquisition Agreement") pursuant to which the shares would be acquired. A "Financial Participant" shall mean an entity that represents and warrants in writing to the Selling Stockholders and to Newco that (i) as to that part of the entity's business engaged in or relating to, directly or indirectly, the oil and gas industry, the entity is primarily engaged in investing, including without limitation by way of purchase of debt or equity securities, in other entities, which may include oil and gas companies, and (ii) the entity is not the operator of any oil and gas wells and does not have a significant oil and gas management team, including geologists and production engineers.

                     2. Exceptions to Requirements. The provisions of this Section D.3(c) shall not apply (1) if the Acquiring Person is ECT or Newco or any entity controlled, directly or indirectly, by ECT or Newco or (2) if Newco has consummated an Initial Public Offering.

                     3.     Tagalong Rights.   Notwithstanding Section D.3(b)
              hereof,

                            (1) If the proposed transaction would result in the beneficial ownership by the Acquiring Persons of at least 30 percent but less than 50 percent of the outstanding Common Stock, then each Management

                     Stockholder shall have the right to include in the proposed transaction a number of shares equal to the product of (a) the aggregate number of shares to be sold by the Selling Stockholders in the proposed transaction and (b) a fraction with a numerator equal to the number of shares of Common Stock owned by such Management Stockholder plus the number of shares of Common Stock acquirable by such Management Stockholder upon the exercise of stock options granted to such Management Stockholder under the Stock Option Plan (whether then vested or not) and a denominator equal to the number of shares of Common Stock owned in the aggregate by all Stockholders plus all the shares acquirable by the Management Stockholders under the Stock Option Plan (whether then vested or not); and

                            (2) if the proposed transaction would result in the beneficial ownership by the Acquiring Persons of at least 50 percent of the outstanding Common Stock, then each Management Stockholder shall have the right to include in the proposed transaction a number of shares equal to the total number of shares of Common Stock owned by such Management Stockholder at the time of the closing of the proposed transaction plus the number of shares of Common Stock acquirable by such Management Stockholder upon the exercise of stock options granted to such Management Stockholder under the Stock Option Plan (whether vested or not), to the extent such options are exercised at the time of the closing of the proposed transaction; provided, that, if the proposed transaction would result in the beneficial ownership by the Acquiring Persons of at least 50 percent of the outstanding Common Stock, in no event shall a Management Stockholder be entitled to sell more than the number of shares such that after such sale such Management Stockholder would beneficially own (after taking into account shares of Common Stock acquirable by such Management Stockholder upon the exercise of stock options granted to such Management Stockholder under the Stock Option Plan (whether then vested or not)) less than the number of shares that, when divided by the total number of shares of Common Stock owned at the Management Closing Time or thereafter acquired by such Management Stockholder plus the number of shares of Common Stock acquirable by such Management Stockholder upon the exercise of stock options granted to such Management Stockholder under the Stock Option Plan (whether then vested or not), would equal the quotient of (x) the number of shares of Common Stock owned by ECT, JEDI or any entity controlled, directly or indirectly, by ECT, immediately after the proposed transaction, divided by (y) the number of shares of Common Stock owned by JEDI at the Management Closing Time.

                     4. Consideration in the Form of Securities. If the consideration to be received in the proposed transaction includes any securities and if any Management Stockholder who has exercised his right to include shares of the Common Stock in the proposed transaction is not an accredited investor (as that term is defined by applicable federal securities laws), then Newco and the Stockholders who are participating in the proposed transaction shall use all reasonable efforts to permit that Management Stockholder to participate in the proposed transaction in compliance with applicable securities laws; to the extent such participation is not possible notwithstanding such reasonable efforts, then Newco and the Stockholders who are participating in the proposed transaction shall cause the shares to be acquired by the Management Stockholder that is not an accredited investor to be registered to enable the Management Stockholder to acquire such securities. Notwithstanding the obligations described in the immediately preceding sentence, the Stockholders participating in the proposed transaction may, instead of satisfying such obligations, require the purchaser in the proposed transaction to pay one or more such nonaccredited investors the cash value of the securities otherwise issuable in the proposed transaction, such value to be determined by an independent investment banking company engaged by Newco, at its expense.

                     5. Acceptance of Tagalong Offer. Each Management Stockholder who wishes to include his or its shares of Common Stock in the proposed transaction in accordance with the terms of this Section D.3(c) shall so notify the Selling Stockholders not more than 14 days after the date the Tagalong Notice is sent to the Management

              Stockholders. The participation of any Management Stockholder in the proposed transaction shall be conditioned upon the Management Stockholder's (i) execution of an agreement substantially similar to the Acquisition Agreement whereby the Management Stockholder would make representations and warranties comparable to those to be made by the Selling Stockholders, but with respect to representations and warranties particular to the Selling Stockholders or the shares of Common Stock owned by them, a Management Stockholder shall be required only to provide comparable representations and warranties concerning such Management Stockholder and the shares owned by such Management Stockholder and (ii) agreeing to use his reasonable efforts to assist in consummating the proposed transaction.

                     6. Obligations of Selling Stockholders upon Acceptance of Tagalong Offer. If any Management Stockholder elects to participate in the proposed transaction, the Selling Stockholders shall use their reasonable efforts to cause the other party or parties to the transaction to acquire from such Management Stockholder the number of shares of Common Stock that such Management Stockholder is entitled to include in the transaction under this Section D.3(c), on the same terms and conditions applicable to the Selling Stockholders. If, however, such other parties are for any reason unwilling or unable to purchase the aggregate number of shares from the Selling Stockholders as well as such Management Stockholder, then the Selling Stockholders shall reduce, to the extent necessary, the number of shares they otherwise would have sold in the proposed transaction so as to permit the Management Stockholders who have properly elected to participate in such transaction to sell the number of shares they are entitled to sell under this Section D.3(c).

                     7. Alternative Pricing in Certain Events. If the proposed transaction would result in the beneficial ownership by the Acquiring Persons of 50 percent or more of the outstanding shares of the Common Stock, and if that transaction is one of two or more related transactions, the purpose of which is to minimize the benefits otherwise available to the Management Stockholders under this Section D.3(c), then each Management Stockholder participating in the proposed transaction shall be entitled to receive, and the Selling Stockholders shall pay to each Management Stockholder participating in the proposed transaction, the excess, if any, of (a) the product of (i) the number of shares to be acquired from a Management Stockholder in the proposed transaction and (ii) the average per-share price (or value) received or to be received by the Selling Stockholders for all shares of the Common Stock sold or exchanged in all such related transactions, over (b) the product of (i) the number of shares to be acquired from the Management Stockholder in the proposed transaction and (ii) the per-share price (or value) to be received by the Selling Stockholders in the proposed transaction.

                     8. Closing. At the closing of the proposed transaction, each participating Stockholder shall deliver to the acquiring party in the transaction certificates representing the shares to be purchased duly endorsed for transfer or accompanied by duly executed stock powers or assignments, free and clear of all liens, encumbrances and adverse claims with respect thereto.

                     9.     Special Provisions for Stock Options.
              Notwithstanding the terms of the Stock Option Plan or the option agreements issued thereunder, each Management Stockholder shall be entitled to exercise unvested options to the extent, but only to the extent, necessary to allow the Management Stockholder to sell shares of Common Stock such Management Stockholder is actually selling pursuant to this Section D.3(c) (it being the intent of the parties that a participating Management Stockholder first sell shares of Common Stock he already owns, then shares of Common Stock issuable on exercise of options then vested, and finally, if necessary, shares of Common Stock issuable on exercise of options not then vested)."

       7. All references to "Agreement" contained in the Amended Agreement (including without limitation its exhibits) and in this Second Amendment shall be deemed to be a reference to the Amended Agreement, as further amended by this Second Amendment.

       8. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

       IN WITNESS WHEREOF, the parties to this Second Amendment have caused this Second Amendment to be executed on the date first above written.




                                   Enron Capital & Trade Resources Corp.


                                   By:   /s/  FRANK STABLER
                                       -----------------------------------------
                                      Name:   Frank Stabler
                                            ------------------------------------
                                      Title:  Vice President
                                             -----------------------------------


                                   Mariner Holdings, Inc.
                                   (formerly "Mystery Acquisition, Inc.")


                                   By:   /s/ ROBERT E. HENDERSON
                                       -----------------------------------------
                                      Name:  Robert E. Henderson
                                            ------------------------------------
                                      Title: President and CEO
                                             -----------------------------------

                                    /s/  ROBERT E. HENDERSON
                                   ---------------------------------------------
                                   Robert E. Henderson


                                    /s/  MICHELE HENDERSON
                                   ---------------------------------------------
                                   Spouse



                                    /s/  RICHARD R. CLARK
                                   ---------------------------------------------
                                   Richard R. Clark


                                    /s  STACY CLARK
                                   ---------------------------------------------
                                   Spouse



                                    /s/  MICHAEL W. STRICKLER
                                   ---------------------------------------------
                                   Michael W. Strickler


                                    /s/  JUANITA STRICKLER
                                   ---------------------------------------------
                                   Spouse



[SIGNATURES CONTINUED ON
 FOLLOWING PAGE]

                                    /s/  D. S. HUBER
                                   ---------------------------------------------
                                   D. S. Huber


                                    /s/  CYNTHIA K. HUBER
                                   ---------------------------------------------
                                   Spouse



                                   Joint Energy Development Investments
                                                  Limited Partnership

                                   By:     Enron Capital Management Limited
                                           Partnership, Its General Partner

                                   By:     Enron Capital Corp.,
                                                  Its General Partner


                                           By:  /s/  FRANK STABLER
                                               ---------------------------------
                                              Name:  Frank Stabler
                                                    ----------------------------
                                              Title: Agent and Attorney-in-Fact
                                                     ---------------------------



                                     /s/  W. HUNT HODGE
                                   ---------------------------------------------
                                   [Stockholder]


                                     /s/  GEORGIA A. HODGE
                                   ---------------------------------------------
                                   Spouse


                                     /s/  THOMAS M. CAMPBELL
                                   ---------------------------------------------
                                   [Stockholder]


                                    /s/  ANA L. CAMPBELL
                                   ---------------------------------------------
                                   Spouse






[SIGNATURES CONTINUED ON
 FOLLOWING PAGE]

                                           /s/ RICHARD F. WESER
                                           -------------------------------------
                                           [Stockholder]



                                           -------------------------------------
                                           Spouse



                                           /s/ LAWRENCE J. LAPEZE
                                           -------------------------------------
                                           [Stockholder]


                                           /s/ ALISA WYNNE YOUNG
                                           -------------------------------------
                                           Spouse



                                           /s/ JAMES M. FITZPATRICK
                                           -------------------------------------
                                           [Stockholder]



                                           -------------------------------------
                                           Spouse



                                           /s/ BARBARA C. KYSE
                                           -------------------------------------
                                           [Stockholder]



                                           -------------------------------------
                                           Spouse



                                           /s/ JERRY L. SHEETS
                                           -------------------------------------
                                           [Stockholder]


                                           /s/ SONYA M. SHEETS
                                           -------------------------------------
                                           Spouse






[SIGNATURES CONTINUED ON
 FOLLOWING PAGE]

                                           /s/ ALAN K. HADFIELD
                                           -------------------------------------
                                           [Stockholder]



                                           -------------------------------------
                                           Spouse



                                           /s/ CORY L. LOEGERING
                                           -------------------------------------
                                           [Stockholder]



                                           -------------------------------------
                                           Spouse



                                           /s/ DONALD M. CLEMENT
                                           -------------------------------------
                                           [Stockholder]


                                           /s/ ALLISON S. CLEMENT
                                           -------------------------------------
                                           Spouse



                                           /s/ THOMAS E. YOUNG
                                           -------------------------------------
                                           [Stockholder]



                                           -------------------------------------
                                           Spouse



                                           /s/ CLINT D. SMITH
                                           -------------------------------------
                                           [Stockholder]


                                           /s/ LINDA A. SMITH
                                           -------------------------------------
                                           Spouse






[SIGNATURES CONTINUED ON
 FOLLOWING PAGE]

                                           /s/ JACQUELINE S. HUDSON
                                           -------------------------------------
                                           [Stockholder]



                                           -------------------------------------
                                           Spouse



                                           /s/ WILLIAM ANDERSON
                                           -------------------------------------
                                           [Stockholder]


                                           /s/ MARY LYNN LAMONT ANDERSON
                                           -------------------------------------
                                           Spouse



                                           /s/ [SIGNATURE ILLEGIBLE]
                                           -------------------------------------
                                           [Stockholder]


                                           /s/ [SIGNATURE ILLEGIBLE]
                                           -------------------------------------
                                           Spouse



                                           /s/ [SIGNATURE ILLEGIBLE]
                                           -------------------------------------
                                           [Stockholder]



                                           -------------------------------------
                                           Spouse